UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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TEGAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Tegal Corporation
2201 South McDowell Boulevard
Petaluma, California 94954

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 21, 2006

The Annual Meeting of Stockholders of Tegal Corporation (the "Company") will be held at the Company’s Petaluma offices at 2201 South McDowell Boulevard on July 21, 2006, at 10:00 a.m. local time for the following purposes:

1.	To elect five (5) directors of the Company to hold office for a one-year term and until their successors are duly elected and qualified;

2.
To approve a series of amendments to our Certificate of Incorporation to effect a reverse stock split of our common stock, whereby each outstanding 8 or 12 shares would be combined into one share and to grant authorization to the Board of Directors to determine, at its discretion, the timing and the actual ratio of the reverse stock split;

3.
To approve our Eighth Amended and Restated 1998 Equity Participation Plan pursuant to which the plan will be amended to allow for the repricing of issued but unexercised stock options and awards held by employees and consultants;

4.	To ratify the appointment of Moss Adams LLP as our Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2007; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Only stockholders of record at the close of business on May 19, 2006 will be entitled to vote at the meeting. Each of these stockholders is cordially invited to be present and vote at the meeting in person. For ten days prior to the meeting, a complete list of stockholders of record entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at the Company’s Petaluma office.

By Order of the Board of Directors
TEGAL CORPORATION

/s/ Christine T. Hergenrother
Petaluma, California June 21, 2006	CHRISTINE T. HERGENROTHER Vice President, Chief Financial Officer, Secretary and Treasurer

You are cordially invited to attend the meeting. However, whether or not you plan to attend the meeting in person, please complete, date and sign the accompanying proxy and mail it promptly in the return envelope to assure that your shares are represented at the meeting. If you later desire to revoke your proxy, you may do so at any time before it is exercised.

TEGAL CORPORATION

________________

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

July 21, 2006
________________

INTRODUCTION

General

Tegal Corporation is soliciting the enclosed proxy for use at the Annual Meeting of Stockholders to be held at 10:00 a.m. Pacific Time on Friday, July 21, 2006, and at any adjournments or postponements of the Annual Meeting. We will hold the meeting at our offices at 2201 McDowell Boulevard, Petaluma, California 94954. We are soliciting proxies for the purposes of: (1) electing five directors; (2) approving a series of amendments to our Certificate of Incorporation to effect a reverse stock split of our common stock, whereby each outstanding 8 or 12 shares would be combined into one share and to grant authorization to the Board of Directors to determine, at its discretion, the timing and the actual ratio of the reverse stock split; (3) approving our Eighth Amended and Restated 1998 Equity Participation Plan pursuant to which the plan will be amended to allow for the repricing of issued but unexercised stock option awards held by employees and consultants; (4) ratifying the appointment of Moss Adams LLP as our Independent Public Registered Accounting Firm for the fiscal year ending March 31, 2007; and (5) transacting such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting. The approximate date when this proxy statement and accompanying form of proxy are first being sent to stockholders is June 21, 2006.

Solicitation

This solicitation is made on behalf of our Board of Directors. Costs of the solicitation will be borne by us. Our directors, officers and employees and our subsidiaries may also solicit proxies by telephone, fax or personal interview. No additional compensation will be paid to such directors, officers or employees or subsidiaries for such services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to stockholders. We have retained The Altman Group, Inc. to perform those services normally associated with securing votes from stockholders in connection with the Annual Meeting at an estimated cost of $50,000 plus out-of-pocket expenses. The costs of printing, mailing, contacting banks, brokers and proxy intermediaries, soliciting votes and other activities related to the solicitation are estimated to be approximately $100,000.

Voting

Holders of record of our common stock as of the close of business on May 19, 2006 are entitled to receive notice of, and to vote at, the Annual Meeting. The outstanding common stock constitutes the only class of our securities entitled to vote at the Annual Meeting, and each share of common stock entitles the holder to one vote. At the close of business on May 19, 2006, there were 84,253,058 shares of common stock issued and outstanding. Two or more stockholders representing a majority of the outstanding shares must be present in person or by proxy to constitute a quorum for the transaction of business at the Annual Meeting.

Our transfer agent, Registrar and Transfer Company, Inc. will appoint an election inspector for the meeting to determine whether or not a quorum is present, and to tabulate votes cast by proxy or in person at the Annual Meeting.

Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR:

•	the election of all of the directors nominated below;

•
the approval of a series of amendments to our Certificate of Incorporation to effect a reverse stock split of our common stock, whereby each outstanding 8 or 12 shares would be combined into one share of common stock and to grant authorization to the Board of Directors to determine, at its discretion, the timing and the actual ratio of the reverse stock split;

•
the approval of our Eighth Amended and Restated 1998 Equity Participation Plan pursuant to which the plan will be amended to allow for the repricing of issued but unexercised stock options and awards held by employees and consultants; and

•	the ratification of the appointment of Moss Adams LLP as our Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2007.

With respect to any other business that may properly come before the Annual Meeting and be submitted to a vote of stockholders, proxies received by the Board of Directors will be voted in accordance with the best judgment of the designated proxy holders. Any proxy may be revoked at any time before it is exercised by filing with the Secretary an instrument revoking it or by submitting prior to the time of the Annual Meeting a duly executed proxy bearing a later date. Stockholders who have executed and returned a proxy and who then attend the Annual Meeting and desire to vote in person are requested to so notify the Secretary prior to the time of the Annual Meeting.

Shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal or proposals) will be counted as shares that are present for purposes of determining the presence of a quorum.

In voting for the election of directors each share has one vote for each position to be filled, and there is no cumulative voting, which means that a simple majority of the shares voting may elect all of the directors. Abstentions, withheld votes and broker non-votes will have no effect on the outcome of the election of directors. With the exception of Proposals No. 2, which requires the approval of majority of common stock entitled to be cast, in voting with respect to all other proposals, the approval of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the proposal. Abstentions therefore have the same effect as negative votes on such proposals, and broker non-votes are not counted for any purpose in determining whether such proposals have been approved.

Voting Electronically Over the Internet or By Telephone

Stockholders whose shares are registered in their own names may vote by mail or electronically over the Internet or by telephone. Instructions for voting over the Internet or by telephone are set forth in the enclosed proxy card. The Internet and telephone voting facilities will close at 3:00 AM (Eastern Time) on July 21, 2006, on the Annual Meeting day. If your shares are held in street name, the voting instruction form should indicate whether the institution has a process for beneficial holders to provide voting instructions over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program allows eligible shareholders who receive a paper copy of the proxy statement the opportunity to vote over the Internet or by telephone. If your voting instruction form does not reference Internet or telephone information, please complete and return the paper voting instruction form in the self-addressed, postage-paid envelope provided. Shareholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail but may incur costs, such as usage charges, from telephone companies or Internet service providers.

GENERAL INFORMATION

We were formed in December 1989 to acquire the operations of the former Tegal Corporation, a division of Motorola, Inc. The predecessor company was founded in 1972 and acquired by Motorola in 1978. Our principal executive offices are located at 2201 South McDowell Boulevard, Petaluma, California 94954. Our telephone number is (707) 763-5600.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors is currently comprised of five members. Directors are elected at each Annual Meeting and hold office until their successors are duly elected and qualified at the next Annual Meeting. Pursuant to our bylaws and a resolution adopted by the Board of Directors, the authorized number of members of the Board of Directors has been set at six. Our bylaws require that there be a minimum of two and maximum of eight members of the Board of Directors.

In the absence of instructions to the contrary, the persons named as proxy holders in the accompanying proxy intend to vote in favor of the election of the five nominees designated below to serve until the 2007 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified. Messrs. Krauss, Martin, Wadsworth and Mattson are current directors. The Board of Directors expects that each of the nominees will be available to serve as a director, but if any such nominee should become unavailable or unwilling to stand for election, it is intended that the shares represented by the proxy will be voted for such substitute nominee as may be designated by the Board of Directors. Because the Board of Directors remains in the process of seeking candidates for one vacant position on the board, we have fewer nominees named than the number fixed by our bylaws. Stockholders may not vote for a greater number of persons than the number of nominees named.

Nominees for Election as Director

Name	Age	Director Since	New Term Will Expire
Edward A. Dohring	71	1996	2007
Jeffrey M. Krauss	49	1992	2007
Ralph S. Martin	50	2005	2007
Brad S. Mattson	51	2005	2007
H. Duane Wadsworth	69	2002	2007

Edward A. Dohring has served as a director of Tegal since September 1996. From October 1994 through December 1998, he was the President of SVG Lithography Systems, Inc., a subsidiary of Silicon Valley Group, Inc. From July 1992 to October 1994, he was President of the Track Division of Silicon Valley Group, Inc. Prior to joining Silicon Valley Group, Inc., Mr. Dohring was the President of Advantage Production Technology, Inc. from 1991 to 1992, when it was sold to Genus. Mr. Dohring was a member of the Semiconductor Equipment and Materials International Board of Directors from 1977 to 1989. He currently serves on the Board of Directors of MTI and is a Trustee of the SUNY Maritime College.

Jeffrey M. Krauss has served as a director of Tegal since June 1992. Since April 2000, Mr. Krauss has been a Managing Member of Psilos Group Managers, LLC, a New York based venture capital firm, and a Managing Member of the general partner of Psilos Group Partners I, LP, Psilos Group Partners II, LP, and Psilos Group Partners II SBIC, LP, each a venture capital partnership. From 1990 until April 2000, Mr. Krauss was a general partner of the general partner of Nazem & Company III, L.P. and Nazem & Company IV, L.P., both venture capital funds. He was also a general partner of The Transatlantic Fund, a joint venture between Nazem & Company and Banque Nationale de Paris of France. Prior to joining Nazem & Company, Mr. Krauss was a corporate attorney with the law firm of Simpson Thacher & Bartlett, where he specialized in leveraged buyout transactions. He currently serves as Chairman of the Board of Quovadx, Inc. and as a director of APS Healthcare, Inc., One Shield, Inc., Cohesive Technologies, Inc., Valera Pharmaceuticals, Inc. and VersaMed Corporation.

Ralph S. Martin joined Tegal as a independent director in September 2005. Mr. Martin is a 25-year veteran of the semiconductor capital equipment industry who has been an independent industry consultant since 2001. Previously, Mr. Martin served as President of Mattson Technology, a position he held from December 1996 through January 1999. Prior to that he held other senior management positions in Mattson Technology, including Executive Vice President and Chief Operating Officer and Vice President of Engineering. Mr. Martin was also a member of the startup team at Novellus Systems, a company founded by Brad Mattson, Tegal’s Chairman. Prior to his tenure at Novellus, Mr. Martin held various technical positions with GCA, LFE Corp. and MIT Center for Material Science and Engineering.

Brad S. Mattson joined Tegal as the Chairman of the Board in March 2005. Mr. Mattson is a well known executive and entrepreneur in the semiconductor equipment industry. Most recently Mr. Mattson was founder, CEO and Chairman of Mattson Technology where he developed the Aspen platform and Strip system, and from which he retired in 2001. Previous to that he was founder, CEO, and Chairman at Novellus Systems where he developed and introduced the Concept One system which launched the company. Prior to that, Mr. Mattson held various management, marketing, and technical positions at Applied Materials and LFE Corporation. He is a member of the Board of Regents of Santa Clara University and of the Board of Directors of Semiconductor Equipment and Material International (“SEMI”). Mr. Mattson has been honored with the Entrepreneur of the Year Award in 1988, and the Distinguished Alumni Award from San Jose State University. He also holds 12 patents in various semiconductor equipment and process related areas. Mr. Mattson holds a Bachelor of Science degree in Aeronautics from San Jose State University and an MBA in Finance from Santa Clara University.

H. Duane Wadsworth was appointed to the Board of Directors in November 2002. He has served as President of Wadsworth-Pacific Manufacturing Associates, a supplier of electronics to semiconductor manufacturers, since 1963. He also serves as a director of Micro-Mechanics Ltd. (Holding), Singapore and the Semiconductor Equipment and Material International (“SEMI”) Board of Directors.

All directors hold office until our next annual meeting of the stockholders and until their successors have been duly elected or qualified. There are no family relationships between any of our directors or executive officers.

Board of Directors and Committees of the Board

In fiscal 2006, the Board of Directors held fifteen meetings. All directors attended at least 75% of the total number of board meetings and meetings of board committees on which the directors served during the time they served on the board or committees.

The Board of Directors has determined each of the following directors is an “independent director” as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, or NASD: Edward A. Dohring, Ralph S. Martin, Jeffrey M. Krauss, and H. Duane Wadsworth.

The Board of Directors has established a standing Audit Committee, a standing Compensation Committee and a standing Nominating Committee. Each of our Audit Committee, Compensation Committee and Nominating Committee is composed entirely of independent directors in accordance with current Nasdaq listing standards. Furthermore, each member of our Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and related rulemaking of the Securities and Exchange Commission (the “SEC”). The Board of Directors has further determined that Jeffrey M. Krauss, Chairman of the Audit Committee, is an “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC, by virtue of his relevant experience listing in his biographical summary provided above.

Audit Committee

The Audit Committee, consisting of Messrs. Dohring, Krauss (Chairman) and Wadsworth for fiscal 2006, reviews the adequacy of internal controls and the results and scope of the audit and other services provided by our independent auditors. The Audit Committee meets periodically with management and the independent auditors. The Audit Committee held six meetings in fiscal 2006. The Board of Directors adopted an Audit Committee Charter, a copy of which is posted on our website at www.tegal.com.

Compensation Committee

In fiscal 2006, the Compensation Committee was comprised of Messrs. Dohring (Chairman), Krauss and Wadsworth.  The Compensation Committee held five meetings in fiscal 2006. The functions of the Compensation Committee include establishing salaries, incentives and other forms of compensation for our officers and other employees and administering our incentive compensation and benefit plans.

Nominating Committee

The Nominating Committee is comprised of Messrs. Wadsworth (Chairman), Krauss and Dohring. The Nominating Committee held one meeting in fiscal 2006 and met informally on several occasions to discuss particular candidates and matters related to corporate governance. The functions of the Nominating Committee are to identify qualified candidates for election to the Board of Directors and establish procedures for the director candidate nomination and evaluation. The Board of Directors has adopted a Nominating Committee charter, a copy of which is posted on our website at www.tegal.com.

The Nominating Committee considers candidates for director nominees proposed by directors, the Chief Executive Officer and stockholders. The Nominating Committee may retain recruiting professionals to identify and evaluate candidates for director nominees. No recruiting professionals were retained for this purpose during fiscal 2006.

The Nominating Committee strives for a mix of skills and diverse perspectives that are essential for the Board of Directors. In selecting the nominees, the Nominating Committee assesses the independence, business judgment, management, accounting and finance, industry and technology knowledge, understanding of manufacturing, leadership, strategic vision, knowledge of international markets and marketing. Further criteria include a candidate’s personal and professional ethics, integrity and values, as well as the willingness to devote sufficient time to attend meetings and participate effectively on the Board of Directors.

Stockholder Recommendations and Communication with the Board of Directors

Stockholders may recommend potential candidates for director. Recommended candidates are screened according to the criteria outlined above and some recommended candidates may be interviewed by the Nominating Committee. The same identifying and evaluating procedures apply to all candidates for director nomination, including candidates submitted by stockholders.

No candidates were recommended by the stockholders during fiscal 2006.

If you would like the Nominating Committee to consider a prospective candidate, in accordance with our bylaws, please submit the candidate’s name and qualifications to: Christine Hergenrother, Secretary, Tegal Corporation, 2201 S. McDowell Blvd, Petaluma, CA 94954.

Stockholders may also communicate directly to members of the Board of Directors or to the chairmen of the standing committees. Communications received in writing will be forwarded to the appropriate member if sent to the following addresses:

Chairman of the Board, c/o Tegal Corporation, 2201 S. McDowell Blvd., Petaluma, CA 94954.

Chairman of the Nominating Committee of the Board, c/o Tegal Corporation, 2201 S. McDowell Blvd., Petaluma, CA 94954.

Chairman of the Audit Committee of the Board, c/o Tegal Corporation, 2201 S. McDowell Blvd., Petaluma, CA 94954.

Chairman of the Compensation Committee of the Board, c/o Tegal Corporation, 2201 S. McDowell Blvd., Petaluma, CA 94954.

Director Attendance at Annual Meetings

The Board of Directors encourages, but does not require, director attendance at the Annual Meeting of Stockholders. Messrs. Dohring, Krauss, Martin, Mattson, and Wadsworth attended last year’s annual meeting on September 13, 2005.

Director Compensation

Our outside directors currently receive an annual $12,000 retainer for service on the Board of Directors, meeting fees of $1,500 per board meeting ($750 per meeting for special meetings held telephonically) and $1,125 per committee meeting not held in conjunction with a full board meeting ($500 per meeting for committee meetings held telephonically). Furthermore, directors may be reimbursed for certain expenses in connection with attendance at board and committee meetings. Additionally, each committee chair receives an annual chair retainer of $5,000 for the Audit Committee chair, $3,000 for the Compensation Committee chair and $3,000 for the Nominating Committee chair. In addition, we provide the Option Plan for Outside Directors, pursuant to which non-employee directors receive 100,000 stock options upon initial election or appointment to the Board and each Director automatically receives 50,000 stock options upon election to the Board of Directors thereafter.

Required Vote

The five nominees receiving the highest number of affirmative votes of the outstanding shares of common stock present or represented by proxy and entitled to vote shall be elected as directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers as of March 31, 2006.

Name	Age	Position
Brad S. Mattson	51	Chairman of the Board of Directors
Thomas R. Mika	54	President and Chief Executive Officer
Christine T. Hergenrother	40	Vice President, Chief Financial Officer and Treasurer
Steven Selbrede	54	Vice President and Chief Technology Officer
Vahan Tchakerian	45	Vice President, Global Sales
Murali Narasimhan	41	Vice President, Marketing
Scott Brown	49	Vice President, Sales for North America

Brad S. Mattson joined Tegal as the Chairman of the Board in March 2005. Mr. Mattson is a well known executive and entrepreneur in the semiconductor equipment industry. Most recently Mr. Mattson was founder, CEO and Chairman of Mattson Technology, where he developed the Aspen platform and Strip system, and from which he retired in 2001. Previous to that he was founder, CEO, and Chairman at Novellus Systems where he developed and introduced the Concept One system which launched the company. Prior to that, Mr. Mattson held various management, marketing and technical positions at Applied Materials and LFE Corporation. He is a member of the Board of Regents of Santa Clara University and of the Board of Directors of Semiconductor Equipment and Material International (SEMI). Mr. Mattson has been honored with the Entrepreneur of the Year Award in 1988, and the Distinguished Alumni Award from San Jose State University. He also holds 12 patents in various semiconductor equipment and process related areas. Mr. Mattson holds a Bachelor of Science degree in Aeronautics from San Jose State University and an MBA in Finance from Santa Clara University.

Thomas R. Mika was appointed our President and Chief Executive Officer in March 2005. Mr. Mika has more than 25 years of senior management, finance and consulting experience. Serving on our Board of Directors of Tegal since 1992, Mr. Mika played a key role in managing the activities leading to our initial public offering in 1995. He has been head of the Compensation Committee, a member of the Audit Committee and was one of the longest serving member on our Board of Directors until his appointment as Executive Vice President & Chief Financial Officer in August 2002. Prior to becoming our Executive Vice President and Chief Financial Officer, Mr. Mika founded IMTEC, a boutique investment firm active in the management of several companies. In addition to completing multiple private equity financings, joint ventures, acquisitions and license agreements on behalf of his clients, he took senior positions with Soupmasters International, Inc., where he was its President & CEO, and Disc International, Ltd., a software firm, where he served as its Chief Executive. Mr. Mika was also a director of Metrologix, a semiconductor metrology company, from the time of its initial start-up until its sale to KLA-Tencor Corp. Prior to forming IMTEC, Mr. Mika was a managing consultant with Cresap, McCormick & Paget and a policy analyst for the National Science Foundation. He holds a Bachelor of Science degree in microbiology from the University of Illinois at Urbana-Champaign and a Master of Business Administration degree from the Harvard Graduate School of Business, where he was a Harvard University Fellow.

Christine Hergenrother was appointed our Vice President, Chief Financial Officer, Secretary and Treasurer in March 2005. Prior to that, Ms. Hergenrother served as our Director of Corporate Development since June 2004, with principal responsibility for Sarbanes-Oxley and general SEC compliance matters. Between September 2002 and March 2004, Ms. Hergenrother was the Corporate Controller of Amarin Pharmaceuticals, Inc. From February 1997 until September 2002, Ms. Hergenrother held increasingly responsible positions within the finance department of Tegal. Prior to Tegal, she was a senior accountant at Mindscape Inc. and a staff auditor at the firm of Pisenti & Brinker, LLP. Ms. Hergenrother holds a Bachelor of Science degree in Business Management from Illinois State University. Ms. Hergenrother is a member of the American Institute of Certified Public Accountants and the California Society of CPA’s.

Steven Selbrede joined Tegal as Vice President and Chief Technology Officer in May 2004. In this capacity, he is responsible for coordinating, developing and overseeing the technical direction of the corporation. Mr. Selbrede is a 27-year veteran of the semiconductor industry, most recently employed as an independent consultant, and previously holding senior Research & Development management positions with Mattson Technology, where he was employed since 1994, Watkins Johnson, Genus, Samsung and National Semiconductor. Mr. Selbrede was responsible for the development of the Mattson ICP Strip and Aspen III PECVD tools. He holds a Master's degree in Physics from The University of Illinois and a Master's degree in Materials Science and Engineering from Stanford University.

Vahan Tchakerian joined Tegal as Vice President of Global Sales in June 2004. From 2002 to 2004, Mr. Tchakerian was Vice President of Sales, North America for FEI Company, a leading supplier of 3D structural process management systems. In 2001, Mr. Tchakerian served as Director of Sales for SEZ America, a supplier of surface preparation equipment, and in 2000 was Vice President of Sales and Business Development for Cetec Automation. Mr. Tchakerian is a 20-year veteran of the semiconductor industry and a co-founder of Jasmine Sales Group, a manufacturer’s rep company, serving as its President from 1993 until 2000. Previously he was with Prism Technologies and DuPont Photomasks. Mr. Tchakerian holds a Bachelor of Science degree in Chemical Engineering from the University of California, Berkeley.

Murali Narasimhan joined Tegal as Vice President of Marketing in October 2005. Prior to joining Tegal, Mr. Narasimhan was a Senior Director of Strategic Marketing in the Films Metrology Division of KLA-Tencor, a position that he held since 2001, and a Senior Director of Segment Marketing in KLA’s Wafer Inspection Division for a year prior to that posting. From 1994 through 2000, Mr. Narasimhan held increasingly responsible positions in product support, process engineering and global product management within various deposition product divisions of Applied Materials including PVD, Integrated Liner Barrier and Cu Barrier-seed and Electroplating. He has also worked previously as a process engineer with SONY-Materials Research Corporation and Plasma-Therm, Inc. Mr. Narasimhan holds M.S. degrees in Engineering Management, Materials Science and Engineering, as well as a B.S. in Metallurgical Engineering. He is an author of numerous publications in the area of Integrated Circuit processing and holds several patents.

Scott Brown joined Tegal as Vice President of Sales for North American in February 2006. Prior to joining Tegal, Mr. Brown was Senior Vice President of North American Sales and Operations for Trikon Technologies, Inc., which was recently merged with Aviza Technologies, Inc. From 1984 through 2000, Mr. Brown held senior sales management roles with Trikon/Electrotech, Eaton Semiconductor, Sputtered Films, Inc. and Materials Research Corporation. He also has extensive experience in process engineering roles at TRW, McDonnell Douglas Commodore Semiconductor and Rockwell.

COMPENSATION COMMITTEE REPORT

The information set forth below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee of the Board of Directors has furnished the following report on executive compensation.

Overall Policy

In formulating the executive compensation program, the Compensation Committee’s objectives were (1) to attract and retain competent executive talent and motivate executive officers to perform to the full extent of their abilities, (2) to tie a significant portion of executive compensation to the achievement of specified performance goals for Tegal, and (3) to link executive and stockholder interests through equity based plans.

The key elements of our executive compensation program consist of base salary, cash bonuses and stock options.

Base Salary

Each executive’s base salary is reviewed annually, but as a general rule, significant base salary increases are limited to promotions, while lesser adjustments are made as appropriate after taking into account such factors as internal equity, comparable market salaries paid to individuals of comparable responsibility and company size and increases in levels of responsibility. All salaries are based on sustained individual performance toward our goals and objectives.

The Board of Directors has approved a severance arrangement for our executive officers in the event of a change of control of Tegal. If an executive officer is terminated as a result of a change of control, we shall continue to pay such executive officer’s base salary and certain benefits for a period of 12 months.

Bonus Programs

In order to motivate executives and managers in the attainment of our annual goals and to enhance our ability to attract and retain key managerial employees through a competitive compensation package, we have adopted an annual performance bonus plan for executives and managers designated by the Chief Executive Officer and approved by the Board of Directors. Each designated position has an annual bonus incentive target expressed as a percentage of that executive’s or manager’s base salary. The attainment of the target bonus is determined by the degree to which an individual achieves specific annual objectives determined annually and reviewed and approved by the Board of Directors for all executives who report directly to the Chief Executive Officer, and by the degree to which we achieve our annual financial plan. Unless specifically directed by the Board of Directors, no bonuses are to be paid unless we realize a minimum of five percent profit before taxes as a percent of revenue. Incentives are prorated if we exceed or fall short of our annual financial plan goals, with the incentive maximums capped at 250% of target bonus amounts. In fiscal 2006, the Board of Directors approved bonuses for the Chief Executive Officer and the Chief Financial Officer for the completion of the 2005 PIPE financing.

Equity Compensation

We provide long-term incentive compensation through our equity plan which generally gives the Board of Directors authority to grant stock options as well as other types of awards. Historically, we have granted stock options, which are generally designed to align the interests of executives and key personnel with those of our stockholders. However, due to our relatively low stock price versus the price at which options had been previously granted, our stock options are not currently realizing this purpose. Accordingly, the Committee and the Board of Directors have determined that in order to retain executives and key personnel it needs the flexibility to replace outstanding options with exercise prices that exceed the current price of our stock either with new options or other forms of equity. Accordingly, it is asking approval of Proposal No. 3, which would allow the Compensation Committee to reprice options. This will allow our management to continue holding significant equity interests in the Company, which our Board of Directors believes is necessary to retain and motivate management.

The Board of Directors’ decision whether to grant options or other equity compensation and the number of shares subject to such awards is based primarily on the individual executive’s responsibility, performance and existing stock ownership. In fiscal 2006, the Board of Directors considered awards based on the Board of Directors’ assessment of the individual executive’s contribution to our success in meeting our financial goals. This assessment was based primarily on our earnings and the level of the executive’s responsibility. The awards also were based on non-financial performance measures such as individual performance, the recommendations of the Chief Executive Officer and the success in implementing our long-term strategic plan. Except for awards granted to the Chairman of the Board and the Chief Executive Officer, no other awards were granted in fiscal 2006.

Chief Executive Officer Compensation

The Compensation Committee is charged with establishing the objectives and compensation of Thomas R. Mika, our Chief Executive Officer, who is responsible for our strategic and financial performance. Mr. Mika became the Chief Executive Officer in March 2005. The Compensation Committee determines our Chief Executive Officer’s compensation package based upon the general factors discussed above and upon an evaluation of compensation paid to chief executive officers at comparable public companies and other companies in our industry.

Mr. Mika’s current annual base salary is $250,000, which has been temporarily reduced by 10% along with certain other “highly compensated” employees of Tegal. In addition, Mr. Mika is eligible to receive an amount not less than 35% of his base salary upon the achievement of certain goals established by the Board of Directors at the beginning of each fiscal year. For fiscal 2006, such goals related to the completion of the 2005 PIPE financing. The Board of Directors determines the actual bonus payable based upon the recommendation of the Compensation Committee. For fiscal 2006, Mr. Mika received a bonus for the successful completion of a financing in the amount of $252,500 in cash and 150,000 in restricted stock units. The restricted stock units granted to Mr. Mika are fully vested. Each restricted stock unit will entitle Mr. Mika to receive one share of our common stock. The shares of our common stock distributable pursuant to the restricted stock units will not be distributed until the earliest of: (1) June 13, 2008 (2) Mr. Mika’s termination of employment or service with us, (3) Mr. Mika’s death or disability, or (4) the date immediately prior to a change in control. Under no circumstances may the time or schedule of distribution of stock pursuant to the restricted stock units be accelerated. The restricted stock units will be distributed as 150,000 shares of our common stock on the applicable distribution date. Mr. Mika will have no voting or dividend rights prior to the time when our common stock is distributed pursuant to the restricted stock units.

The Compensation Committee and Mr. Mika believe that currently he is adequately incentivized to enhance profitability and stockholder value through his compensation package. The Compensation Committee continues to retain the discretion to change the amount and form of compensation payable to Mr. Mika.

Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) limits the tax deduction of a publicly held company allowed for compensation paid to the Chief Executive Officer and to the four most highly compensated executive officers other than the Chief Executive Officer (collectively the “Covered Individuals”). Generally, the Committee desires to maintain the tax deductibility of the compensation for executive officers to the extent it is feasible and consistent with the objectives of the Company’s compensation programs. The Committee considers ways to maximize the deductibility of executive compensation, but intends to retain the discretion the Committee deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

Conclusion

The programs described above are designed to appropriately compensate and provide incentives to executives to enhance our financial performance and long-term stockholder value.

Edward A. Dohring Jeffrey M. Krauss H. Duane Wadsworth

EXECUTIVE COMPENSATION

The following table shows, for the fiscal years ended March 31, 2006, 2005 and 2004, the cash compensation paid by us and our subsidiaries as well as certain other compensation paid or accrued for those years for services in all capacities to the person serving as the Chief Executive Officer during fiscal 2006 and the other three most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in fiscal 2006 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ( $ )	Bonus ( $ )	Other Annual Compensation (1) ( $ )	Restricted Stock Award (s) ( $ )	Securities Under-Lying Options/ SARs ( # )	LTIP Pay-outs ( $ )	All Other Compensation ( $ )
Thomas R. Mika,	2006	221,784	252,500	8,056	145,500	---	---	---
President and Chief	2005	175,049	---	7,867	---	300,000	---	---
Executive Officer	2004	131,928	---	7,351	---	600,000	---	---

Christine T. Hergenrother,	2006	135,431	22,500	324	---	---	---	---
Vice President and	2005	---	---	---	---	---	---	---
Chief Financial Officer	2004	---	---	---	---	---	---	---

Steven Selbrede,	2006	142,428	---	274	---	---	---	---
Vice President and	2005	168,505	20,000	429	---	266,500	---	---
Chief Technology Officer	2004	---	---	---	---	---	---	---

Vahan Tchakerian,	2006	187,508	---	35,122	---	---	---	---
Vice President of	2005	156,013		1,951	---	317,882	---	---
Global Sales	2004	---	---	---	---	---	---	---

(1) Other annual compensation in fiscal 2006 consists of 401(k) and employer match contributions made by us, commissions paid to Mr. Tchakerian in the amount of $27,742, and, for Messrs. Mika and Tchakerian, $7,425 and $6,687, respectively in car allowances paid by us. Other annual compensation in fiscal 2005 consists of 401 (k) and employer match contributions made by us, commissions paid to Mr. Tchakerian in the amount of $1,078, and, for Messrs. Mika and Tchakerian, $7,200 and $299, respectively, in car allowances paid by us. Other annual compensation in fiscal 2004 consists of 401(k) contributions made by us, and for Mr. Mika, $7,200 in car allowances paid by us.

OPTION GRANTS IN FISCAL 2006

There were no stock options granted to the Named Executive Officers during fiscal year 2006.

AGGREGATED OPTION EXERCISES DURING 2006 FISCAL YEAR AND

2006 FISCAL YEAR-END OPTION VALUES

The following table sets forth information concerning exercise of stock options during fiscal 2006 by each of the Named Executive Officers and the value of options at the end of fiscal 2006.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at 2006 Year-End (a) (Exercisable/ Unexercisable) (#)	Value of Unexercised In-The-Money Options at 2006 Year-End (a) (Exercisable/ Unexercisable) ($)
Thomas R. Mika	—	—	802,083 / 197,917	$0 / $0
Christine T. Hergenrother	—	—	65,000 / 150,000	$0 / $0
Steven Selbrede	—	—	196,890 / 81,250	$0 / $0
Vahan Tchakerian	—	—	111,632 / 206,250	$0 / $0
__________

(a)
Potential unrealized value is (1) the fair market value at fiscal 2006 year-end ($0.52 per share) less the exercise price of “in-the-money” unexercised options times (2) the number of shares represented by such options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since April 1, 2005, there has not been, nor is there currently planned, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $60,000 and in which any director, nominee for director, executive officer or holder of more than 5% of our capital stock or any member of their immediate families had or will have a direct or indirect material interest other than the agreements and transactions described below.

Management Contracts

Mr. Mattson serves as our Executive Chairman. Mr Mattson’s current annual salary is $80,000.

Mr. Mika serves as our President and Chief Executive Officer pursuant to an employment agreement which renews annually.

Mr. Mika’s current annual salary is $250,000, which has been temporarily reduced by 10% along with certain other “highly compensated” employees of Tegal. In addition, Mr. Mika is eligible to receive an amount not less than 35% of his base salary upon the achievement of certain goals established by the Board of Directors at the beginning of each fiscal year. The Board of Directors determines the actual bonus payable based upon the recommendation of the Compensation Committee. For fiscal 2006, Mr. Mika received a bonus for the successful completion of a financing in the amount of $252,500 in cash and 150,000 in restricted stock units. We may terminate his employment with or without cause and Mr. Mika may terminate his employment with us upon thirty days prior written notice. If we terminate his employment without cause, Mr. Mika is entitled to receive his salary and benefits for 12 months following the date of such termination and up to 18 months should Mr. Mika remain continuously unemployed. If Mr. Mika voluntarily leaves the company for “good reason,” Mr. Mika is entitled to receive up to 18 months of salary and benefits.

Mr. Selbrede serves as our Vice President, Chief Technology Officer. Mr. Selbrede is eligible for any incentive bonus payments from time to time in accordance with any incentive bonus program then in effect. Stock options in the amount of 250,000 shares were granted in May of 2004 with a 4-year vesting schedule. In addition, we agreed to reimburse Mr. Selbrede for his actual costs not to exceed $15,000 incurred in relocating to the Petaluma, CA area. We may terminate his employment with or without cause and Mr. Selbrede may terminate his employment with us upon fourteen days prior written notice. If we terminate his employment without cause, Mr. Selbrede is entitled to receive his salary and benefits for 6 months following the date of such termination. If Mr. Selbrede voluntarily leaves the company for “good reason,” he is not entitled to any salary and benefit continuation.

In addition, the Board of Directors has approved a severance arrangement for executive officers in the event of a change of control of The Company. If an executive officer is terminated as a result of a change of control, we shall continue to pay such executive officer’s base salary and certain benefits for a period of 12 months.

PROPOSAL NO. 2

APPROVAL OF A SERIES OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT

The Board of Directors has considered, deemed advisable, adopted a resolution approving and recommends to the stockholders for their approval of a series of proposed amendments to our Certificate of Incorporation to authorize the board to effect a reverse stock split for the purpose of increasing the per-share market price of our common stock in order to maintain its listing on The Nasdaq Capital Market and for other purposes as described below in this proxy statement. Under this proposed amendment, each outstanding 8 or 12 shares of common stock would be combined into one share of common stock (the “Reverse Stock Splits”), with the effectiveness of one such amendment (the “Effective Reverse Stock Split”) and the abandonment of the other amendments, or the abandonment of all such amendments, to be determined at the discretion of the board pursuant to Section 242(c) of the Delaware General Corporation Law following the Annual Meeting.

If approved by the stockholders, the board would have discretion to implement the Effective Reverse Stock Split in any of the following ratios: 1:8 or 1:12. The board believes that stockholder approval of selected exchange ratios within an exchange ratio range (as opposed to approval of a specified exchange ratio) would provide the board with maximum flexibility to achieve the purposes of the Effective Reverse Stock Split and, therefore, is in the best interests of The Company and its stockholders. The actual timing for implementation of the Effective Reverse Stock Split would be determined by the board based upon its evaluation as to when such action would be most advantageous to The Company and its stockholders. Furthermore, notwithstanding stockholder approval, the board also would have the discretion not to implement an Effective Reverse Stock Split. If the board were to elect to implement an Effective Reverse Stock Split, the board will set the exchange ratio using one of the ratios approved by the stockholders. The board would base such a determination upon the then current trading price of our common stock and the advice of our financial advisers, among other things.

The text of the form of amendment to our Certificate of Incorporation that would be filed with the Secretary of State of the State of Delaware to effect the Effective Reverse Stock Split is set forth in Appendix A to this proxy statement; provided, however, that such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the board deems necessary and advisable to effect the Effective Reverse Stock Split. If the Reverse Stock Splits are approved by the stockholders and following such approval the board determines that an Effective Reverse Stock Split is in the best interest of The Company and its stockholders, our Certificate of Incorporation would be amended accordingly.

Purpose of the Effective Reverse Stock Split

The board recommends the Effective Reverse Stock Split for the following reasons:

▪
The board believes that the Effective Reverse Stock Split is the most effective means of increasing the per-share market price of our common stock in order to maintain our listing on the Nasdaq Capital Market; and

▪	The board believes that a higher per-share market price of our common stock could encourage investor interest in The Company and promote greater liquidity for our stockholders.

Our stock is currently listed on The Nasdaq Capital Market. The Nasdaq Stock Market’s Marketplace Rules impose certain minimum financial requirements on us for the continued listing of our stock. One such requirement is the minimum bid price on our stock of $1.00 per share. Beginning in 2002, there have been periods of time during which we have been out of compliance with the $1.00 minimum bid requirements of The Nasdaq Capital Market.

On August 18, 2005, we were notified by the Nasdaq that the bid price of our common stock closed below the minimum $1.00 per share requirement for continued inclusion under the Nasdaq’s Marketplace rules. We had 180 calendar days, or until February 13, 2006, to regain compliance. If, at anytime before February 13, 2006, the bid price of our common stock had closed at or above $1.00 per share for a minimum of 10 consecutive business days, we would have regained compliance with the Nasdaq’s Marketplace rules.

In accordance with Nasdaq Marketplace Rules, on February 13, 2006 we were granted an additional 180 days to regain compliance because we met all the listing requirements except for the minimum bid price requirement. If we are unable to meet the minimum $1.00 per share trading price requirement for a period of at least ten consecutive business days prior to Friday, August 11, 2006, we may be delisted by the Nasdaq Capital Market. If an initial delisting decision is made by the Nasdaq’s staff, we may appeal the decision as permitted by Nasdaq rules. If we are delisted and cannot obtain listing on another major market or exchange, our stock’s liquidity would suffer, and we would likely experience reduced investor interest. Such factors may result in a decrease in our stock’s trading price. Delisting also may restrict us from issuing additional securities or securing additional financing.

Alternatives to trading on the Capital Market include being listed for trading the OTC Bulletin board or in the “pink sheets” maintained by the National Quotation Bureau, Inc. However, the alternatives of the OTC Bulletin board and the “pink sheets” are generally considered to be less efficient and less broad-based than the Nasdaq Capital Market, and therefore less desirable.

We believe that delisting from the Nasdaq Capital Market could adversely affect (i) the liquidity and marketability of shares of our common stock; (ii) the trading price of our common stock; and (iii) our relationships with vendors and customers. We also believe that the Nasdaq Capital Market provides a broader market for our common stock than would the OTC Bulletin board or the “pink sheets” and is, therefore, preferable to those alternatives. We believe that a reverse stock split may have the effect of increasing the trading price of our common stock to a level high enough to satisfy the Nasdaq minimum bid price requirement for continued listing of our common stock on the Nasdaq Capital Market, and that a reverse stock split would be the most effective means available to avoid a delisting of our common stock. During the period from January 1, 2006 to May 19, 2006, the closing sales price per share of our common stock ranged from a high of $.71 to a low of $0.50. The closing sales price on May 19, 2006 was $0.54.

Increased Investor Interest. We also believe that an increase in the per-share price of our common stock could encourage increased investor interest in our common stock and possibly promote greater liquidity for our stockholders. We believe that the current low per-share price of our common stock, which we believe is due in part to the recent weakness in the market for small cap technology stocks, has had a negative effect on the marketability of our common stock. We believe there are several reasons for this effect. First, many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. Second, because the brokers’ commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current per-share price of our common stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that constitute a higher percentage of their total share value than would be the case if the share price of our common stock were substantially higher. This factor may also limit the willingness of institutional investors to purchase our common stock. Third, a variety of policies and practices of brokerage firms discourage individual brokers within those firms from dealing in low-priced stocks. These policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that make the handling of low-priced stocks unattractive to brokers from an economic standpoint. Fourth, many brokerage firms are reluctant to recommend low-priced stocks to their customers. Finally, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of low-priced stocks.

Although any increase in the market price of our common stock resulting from the Effective Reverse Stock Split may be proportionately less than the decrease in the number of outstanding shares, we anticipate that the Effective Reverse Stock Split will result in an increase in the bid price for our common stock that will be large enough to avoid delisting from the Nasdaq Capital Market and possibly to reduce the effect of some of the policies, practices and circumstances referred to above.

Possibility that the Effective Reverse Stock Split Will Fail to Achieve the Desired Effects; Other Possible Consequences

Stockholders should note that the effect of the Effective Reverse Stock Split upon the market price for our common stock cannot be accurately predicted. In particular, we cannot assure you that prices for shares of our common stock after the Effective Reverse Stock Split will be eight or twelve times, as applicable, the prices for shares of our common stock immediately prior to the Effective Reverse Stock Split. Furthermore, we cannot assure you that the market price of our common stock immediately after the proposed Effective Reverse Stock Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Effective Reverse Stock Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Effective Reverse Stock Split negatively, we cannot assure you that the Effective Reverse Stock Split will not adversely impact the market price of our common stock or, alternatively, that the market price following the Effective Reverse Stock Split will either exceed or remain in excess of the current market price.

While we expect the Effective Reverse Stock Split to be sufficient to prevent Nasdaq from delisting our common stock, it is possible that, even if the Effective Reverse Stock Split results in a bid price for our common stock that exceeds $1.00 per share, we may not be able to continue to satisfy the additional criteria for continued listing of our common stock on the Nasdaq Capital Market. We would also need to satisfy additional criteria to continue to have our common stock eligible for continued listing on the Nasdaq Capital Market. These criteria require that:

▪
we have stockholders’ equity of at least $2.5 million or a market value of listed securities of $35 million, or net income from continuing operations (in the latest fiscal year or in 2 of the last 3 fiscal years) of $500,000;

▪
the market value of the public float of our common stock be at least $5 million (public float defined under Nasdaq’s rules as the shares held by persons other than officers, directors and beneficial owners of greater than 10% of our total outstanding shares);

▪	there be at least 300 round lot holders (defined as persons who own at least 100 shares of our common stock);

▪	there be at least two market makers for our common stock; and

▪	we comply with certain corporate governance requirements.

We believe that we satisfy all of these other continued listing criteria as of the mailing date of these proxy materials. However, we cannot assure you that we will be successful in continuing to meet all requisite continued listing criteria.

If the Effective Reverse Stock Split is implemented, some stockholders may consequently own less than 100 shares of common stock. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares following the Effective Reverse Stock Split may be required to pay higher transaction costs if they sell their shares in us.

We believe that the Effective Reverse Stock Split may result in greater liquidity for our stockholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the Effective Reverse Stock Split.

Board Discretion to Implement Effective Reverse Stock Split

If the Reverse Stock Splits are approved by our stockholders at the annual meeting, the Effective Reverse Stock Split will be effected, if at all, only upon a determination by the board that one of the Reverse Stock Splits (with an exchange ratio determined by the board as described above) is in the best interests of The Company and its stockholders. Such determination shall be based upon the advice of our financial advisors and certain other factors, including meeting the continued listing requirements for the Nasdaq Capital Market, existing and expected marketability and liquidity of our common stock, prevailing market conditions and the likely effect on the market price of our common stock. Notwithstanding approval of the Reverse Stock Splits by the stockholders, the board may, in its sole discretion, abandon all of the proposed amendments and determine prior to the effectiveness of any filing with the Delaware Secretary of State not to effect any of the Reverse Stock Splits, as permitted under Section 242(c) of the Delaware General Corporation Law.

Effect of the Effective Reverse Stock Split on Registration and Voting Rights

Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. The Effective Reverse Stock Split would not affect the registration of our common stock under the Exchange Act. After the Effective Reverse Stock Split, our common stock would continue to be reported on the Nasdaq Capital Market under the symbol “TGAL” (although Nasdaq would likely add the letter “D” to the end of the trading symbol for a period of 20 trading days to indicate that the Effective Reverse Stock Split has occurred).

Proportionate voting rights and other rights of the holders of common stock would not be affected by the Effective Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares as described below). For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the effective time of the Effective Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of common stock after the Effective Reverse Stock Split. Although the Effective Reverse Stock Split would not affect the rights of stockholders or any stockholder’s proportionate equity interest in The Company (subject to the treatment of fractional shares), the number of authorized shares of common stock would not be reduced and would increase significantly the ability of the board to issue such authorized and unissued shares without further stockholder action. The number of stockholders of record would not be affected by the Effective Reverse Stock Split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the Effective Reverse Stock Split).

Effect of the Effective Reverse Stock Split on the Authorized but Unissued Shares of Common Stock

The number of authorized but unissued shares of common stock effectively will be increased significantly by the Effective Reverse Stock Split. For example, based on the 84,253,058 shares of common stock outstanding on May 19, 2006, and the 200,000,000 shares of common stock that are authorized under the Certificate of Incorporation, a one-for-twelve Effective Reverse Stock Split would have the effect of increasing the number of authorized but unissued shares of common stock from 115,746,942 to 192,978,912. A one-for-eight Effective Reverse Stock Split would have the effect of increasing the number of authorized but unissued shares of common stock from 115,746,942 to 189,468,367. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of common stock. In addition, the effective increase in the number of authorized but unissued shares of common stock may be construed as having an anti-takeover effect. Although we are not proposing the Reverse Stock Splits for this purpose, we could, subject to the board’s fiduciary duties and applicable law, issue such additional authorized shares to purchasers who might oppose a hostile takeover bid or any efforts to amend or repeal certain provisions of our Certificate of Incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of us through a transaction opposed by the board.

Effect of the Effective Reverse Stock Split on Stock Options, Warrants and Par Value

The Effective Reverse Stock Split would reduce the number of shares of common stock available for issuance under our Seventh Amended and Restated 1998 Equity Participation Plan, Employee Stock Purchase Plan, 1990 Stock Option Plan, Amended and Restated Equity Incentive Plan and Fifth Amended and Restated Stock Option Plan for Outside Directors in proportion to the exchange ratio of the Effective Reverse Stock Split. The total number of shares of common stock currently authorized for issuance but unissued at May 19, 2006 under these plans 23,464,942 (prior to giving effect to the Effective Reverse Stock Split) A one-for-twelve Effective Reverse Stock Split would have the effect of reducing the shares of common stock authorized for issuance under these plans to 1,955,411. A one-for-eight Effective Reverse Stock Split would have the effect of reducing the shares of common stock authorized for issuance under these plans to 2,933,117. We also have outstanding certain stock options and warrants to purchase shares of common stock. Under the terms of the outstanding stock options and warrants, the Effective Reverse Stock Split will effect a reduction in the number of shares of common stock issuable upon exercise of such stock options and warrants in proportion to the exchange ratio of the Effective Reverse Stock Split and will effect a proportionate increase in the exercise price of such outstanding stock options and warrants. In connection with the Effective Reverse Stock Split, the number of shares of common stock issuable upon exercise or conversion of outstanding stock options and warrants will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding. No fractional shares of common stock will be issued in connection with the proposed Effective Reverse Stock Split. Holders of common stock who would otherwise receive a fractional share of common stock pursuant to the Effective Reverse Stock Split will receive cash in lieu of the fractional share as explained more fully below.

The par value of our common stock and preferred stock would remain at $0.01 per share following the effective time of the Effective Reverse Stock Split.

Effective Date

If the proposed Reverse Stock Splits are approved at the Annual Meeting and the board elects to proceed with the Effective Reserve Stock Split in one of the approved ratios, the Effective Reverse Stock Split would become effective as of 5:00 p.m. Eastern time on the date of filing (the “Effective Date”) of the applicable certificate of amendment to the Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, on the Effective Date, shares of common stock issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, combined, converted and changed into new shares of common stock in accordance with the Effective Reverse Stock Split ratio determined by the board within the limits set forth in this proposal.

Exchange of Stock Certificates

Shortly after the Effective Date, each holder of an outstanding certificate theretofore representing shares of common stock will receive from the Register and Transfer Company, Inc., as our exchange agent (the “Exchange Agent”) for the Effective Reverse Stock Split, instructions for the surrender of such certificate to the Exchange Agent. Such instructions will include a form of transmittal letter to be completed and returned to the Exchange Agent. As soon as practicable after the surrender to the Exchange Agent of any certificate that prior to the Effective Reverse Stock Split represented shares of common stock, together with a duly executed transmittal letter and any other documents the Exchange Agent may specify, the Exchange Agent shall deliver to the person in whose name such certificate had been issued certificates registered in the name of such person representing the number of full shares of common stock into which the shares of common stock previously represented by the surrendered certificate shall have been reclassified and a check for any amounts to be paid in cash in lieu of any fractional share. Until surrendered as contemplated herein, each certificate that immediately prior to the Effective Reverse Stock Split represented any shares of common stock shall be deemed at and after the Effective Reverse Stock Split to represent the number of full shares of common stock contemplated by the preceding sentence. Each certificate representing shares of common stock issued in connection with the Effective Reverse Stock Split will continue to bear any legends restricting the transfer of such shares that were borne by the surrendered certificates representing the shares of common stock.

No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any certificate that prior to approval of the Effective Reverse Stock Split represented any shares of common stock, except that if any certificates of common stock are to be issued in a name other than that in which the certificates for shares of common stock surrendered are registered, it shall be a condition of such issuance that:

▪
The person requesting such issuance pay to us any transfer taxespayable by reason of such issuance or any prior transfer of such certificate, or establish to our satisfaction that such taxes have been paid or are not payable;

▪	Such transfer comply with all applicable federal and state securities laws; and

▪	Such surrendered certificate be properly endorsed and otherwise be in proper form for transfer.

No Appraisal Rights

Under Delaware law, our stockholders would not be entitled to dissenter’s or appraisal rights with respect to the Effective Reverse Stock Split.

Cash Payment in Lieu of Fractional Shares

In lieu of any fractional shares to which a holder of common stock would otherwise be entitled as a result of the Effective Reverse Stock Split, we shall pay cash equal to such fraction multiplied by the average of the high and low trading prices of our common stock on the Nasdaq Capital Market during regular trading hours for the five trading day period ending on the last business day immediately preceding the Effective Date.

Federal Income Tax Consequences of the Effective Reverse Stock Split

The following is a summary of the material United States federal income tax consequences of the Effective Reverse Stock Split, but does not purport to be a complete analysis of all the potential tax considerations relating thereto. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended, or the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as of the date hereof. These authorities may be changed, possibly retroactively, so as to result in United States federal income tax consequences different from those set forth below. We have not sought any ruling from the Internal Revenue Service, or IRS, with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS will agree with such statements and conclusions.

This summary also does not address the tax considerations arising under the laws of any foreign, state or local jurisdiction. In addition, this discussion does not address tax considerations applicable to an investor’s particular circumstances or to investors that may be subject to special tax rules, including, without limitation:

•	banks, insurance companies, or other financial institutions;

•	persons subject to the alternative minimum tax;

•	tax-exempt organizations;

•	persons that are partnerships or other pass-through entities;

•	dealers in securities or currencies;

•	traders in securities that elect to use a mark-to-market method of accounting for their securities holdings;

•	persons that own, or are deemed to own, more than five percent of our Company (except to the extent specifically set forth below);

•	certain former citizens or long-term residents of the United States;

•	persons who hold our common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; or

•	persons deemed to sell our common stock under the constructive sale provisions of the Code.

YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE UNITED STATES FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR SITUATION, AS WELL AS ANY TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF OUR COMMON STOCK ARISING UNDER THE UNITED STATES FEDERAL ESTATE OR GIFT TAX RULES OR UNDER THE LAWS OF ANY STATE, LOCAL, FOREIGN OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.

The Company

We believe the Effective Reverse Stock Split will constitute a reorganization as described in Section 368(a)(1)(E) of the Code. Accordingly, we will not recognize taxable income, gain or loss in connection with the Effective Reverse Stock Split split.

Stockholders Who Receive Shares of Post-Effective Reverse Stock Split Common Stock

A stockholder who receives only shares of post-Effective Reverse Stock Split common stock in the transaction will not recognize gain or loss or dividend income as a result of the Effective Reverse Stock Split, and the tax basis and holding period of such stockholder in shares of pre-Effective Reverse Stock Split common stock will carry over as the tax basis and holding period of such stockholder’s shares of post-Effective Reverse Stock Split common stock.

A stockholder who receives both shares of post-Effective Reverse Stock Split common stock and cash in lieu of a fractional share will be treated as having exchanged a portion of his or her shares of pre-Effective Reverse Stock Split common stock for the shares of post-Effective Reverse Stock Split common stock and as having had the balance of his or her pre-Effective Reverse Stock Split shares redeemed by us in exchange for the cash payment. Gain, if any, realized by such stockholders on the transaction will be recognized in an amount not in excess of the cash received. Recognized gain will be taxed either as a dividend to the extent of the stockholder’s ratable share of our earnings and profits, if any (as that term is used in Section 316 of Code) or as capital gain. The determination whether the receipt of cash has the effect of the distribution of a dividend is made by applying the rules under Section 302 of the Code (see “Stockholders Who Receive Only Cash” below). The tax basis and holding period of such stockholder in shares of pre-Effective Reverse Stock Split common stock generally will carry over as the tax basis and holding period of such stockholder’s shares of post-Effective Reverse Stock Split common stock.

Stockholders Who Receive Only Cash

A stockholder who receives only cash in the Effective Reverse Stock Split will be treated as having such shares redeemed in a taxable transaction governed by Section 302 of the Code and, depending on a stockholder’s situation, the transaction will be taxed as either:

•
A sale or exchange of the redeemed shares, in which case the stockholder will recognize gain or loss equal to the difference between the cash payment and the stockholder’s tax basis for the redeemed shares; or

•
A cash distribution which is treated: (a) first, as a taxable dividend to the extent of allocable earnings and profits, if any; (b) second as a tax-free return of capital to the extent of the stockholder’s tax basis in the redeemed shares; and (c) finally, as gain from the sale or exchange of the redeemed shares.

Amounts treated as gain or loss from the sale or exchange of redeemed shares will be capital gain or loss. Amounts treated as a taxable dividend are ordinary income to the recipient; however, a corporate taxpayer (other than an S corporation) may be allowed a dividends received deduction subject to applicable limitations and other special rules. With respect to non-corporate taxpayers for taxable years beginning before January 1, 2011, dividends are generally taxed at the lower applicable capital gains rate provided certain holding period requirements are met.

Under Section 302 of the Code, a redemption of shares from a stockholder as part of the Efffective Reverse Stock Split will be treated as a sale or exchange of the redeemed shares if:

•	the Effective Reverse Stock Split results in a “complete termination” of stockholder’s interest in the company;

•	the receipt of cash is “substantially disproportionate” with respect to the stockholder; or

•	the receipt of cash is “not essentially equivalent to a dividend” with respect to the stockholder.

These three tests (the “Section 302 Tests”) are applied by taking into account not only shares that a stockholder actually owns, but also shares that the stockholder constructively owns pursuant to Section 318 of the Code. Under the constructive ownership rules of Section 318 of the Code, a stockholder is deemed to constructively own shares owned by certain related individuals and entities in which the stockholder has an interest in addition to shares directly owned by the stockholder. For example, an individual stockholder is considered to own shares owned by or for his or her spouse and his or her children, grandchildren and parents (“family attribution”). In addition, a stockholder is considered to own a proportionate number of shares owned by estates or certain trusts in which the stockholder has a beneficial interest, by partnerships in which the stockholder is a partner, and by corporations in which 50% or more in value of the stock is owned directly or indirectly by or for such stockholder. Similarly, shares directly or indirectly owned by beneficiaries of estates of certain trusts, by partners of partnerships and, under certain circumstances, by stockholders of corporations may be considered owned by these entities (“entity attribution”). A stockholder is also deemed to own shares which the stockholder has the right to acquire by exercise of an option or by conversion or exchange of a security. Constructively owned shares may be reattributed to another taxpayer. For example, shares attributed to one taxpayer as a result of entity attribution may be attributed from that taxpayer to another taxpayer through family attribution.

A stockholder who receives only cash in the Effective Reverse Stock Split and does not constructively own any shares of post-Effective Reverse Stock Split common stock after the Effective Reverse Stock Split will have his or her interest in the Company completely terminated by the Effective Reverse Stock Split and will therefore receive sale or exchange treatment on his or her pre-Effective Reverse Stock Split common stock. That is, such a stockholder will recognize gain or loss equal to the difference between the cash payment and the stockholder’s tax basis for his or her pre-Effective Reverse Stock Split common shares.

A stockholder who receives only cash in the Effective Reverse Stock Split and would only constructively own shares of post-Effective Reverse Stock Split common stock after the Effective Reverse Stock Split as a result of family attribution may be able to avoid constructive ownership of the shares of post-Effective Reverse Stock Split common stock by waiving family attribution and, thus, be treated as having had his or her interest in the Company completely terminated by the Effective Reverse Stock Split. Among other things, waiving family attribution requires (a) that the stockholder have no interest in the Company (including as an officer, director, employee or stockholder) other than an interest as a creditor and does not acquire such an interest during the ten-year period immediately following the Effective Reverse Stock Split other than stock acquired by bequest or inheritance and (b) including an election to waive family attribution in the stockholder’s tax return for the year in which the Effective Reverse Stock Split occurs.

A stockholder who receives cash in the Effective Reverse Stock Split and immediately after the Effective Reverse Stock Split actually or constructively owns shares of post-Effective Reverse Stock Split common stock must compare (a) his or her percentage ownership immediately before the Effective Reverse Stock Split (i.e., the number of voting shares actually or constructively owned by him or her immediately before the Effective Reverse Stock Split divided by the number of voting shares outstanding immediately before the Effective Reverse Stock Split) with (b) his or her percentage ownership immediately after the Effective Reverse Stock Split (i.e., the number of voting shares actually or constructively owned by him or her immediately after the Effective Reverse Stock Split divided by the number of voting shares outstanding immediately after the Effective Reverse Stock Split).

If the stockholder’s post-Effective Reverse Stock Split ownership percentage is less than 80% of the stockholder’s pre-Effective Reverse Stock Split ownership percentage, the receipt of cash is “substantially disproportionate” with respect to the stockholder, and the stockholder will, therefore, receive sale or exchange treatment on the portion of his or her shares of pre-Effective Reverse Stock Split common stock exchanged for cash in lieu of fractional shares.

If the receipt of cash by a stockholder fails to constitute an “exchange” under the “substantially disproportionate” test or the “complete termination” test, the receipt of cash may constitute an “exchange” under the “not essentially equivalent to a dividend” test. The receipt of cash by a stockholder will be “not essentially equivalent to a dividend” if the transaction results in a “meaningful reduction” of the stockholder’s proportionate interest in the Company. If (a) the stockholder exercises no control over the affairs of the Company (e.g., is not an officer, director or high ranking employee), (b) the stockholder’s relative stock interest in the Company is minimal, and (c) the stockholder’s post-Effective Reverse Stock Split ownership percentage is less than the stockholder’s pre-Effective Reverse Stock Split ownership percentage, the receipt of cash will generally be “not essentially equivalent to a dividend” with respect to the stockholder and the stockholder will, therefore, receive sale or exchange treatment on the portion of his or her shares of pre-Effective Reverse Stock Split common stock exchanged for cash in lieu of fractional shares.

In all other cases, cash in lieu of fractional shares received by a stockholder who immediately after the Effective Reverse Stock Split actually or constructively owns shares of post-Effective Reverse Stock Split common stock will be treated: (a) first, as a taxable dividend to the extent of allocable earnings and profits, if any; (b) second as a tax-free return of capital to the extent of the stockholder’s tax basis in the redeemed shares; and (c) finally, as gain from the sale or exchange of the redeemed shares.

Backup Tax Withholding

We are required to furnish to the record holders of common stock, other than corporations and other exempt holders, and to the IRS, information with respect to dividends paid on the common stock.

You may be subject to backup withholding with respect to proceeds received from a disposition of the shares of common stock. Certain holders (including, among others, corporations and certain tax-exempt organizations) are generally not subject to backup withholding. You will be subject to backup withholding if you are not otherwise exempt and you (a) fail to furnish your taxpayer identification number (“TIN”), which, for an individual, is ordinarily his or her social security number; (b) furnish an incorrect TIN; (c) are notified by the IRS that you have failed to properly report payments of interest or dividends; or (d) fail to certify, under penalties of perjury, that you have furnished a correct TIN and that the IRS has not notified you that you are subject to backup withholding. Backup withholding is not an additional tax but, rather, is a method of tax collection. You generally will be entitled to credit any amounts withheld under the backup withholding rules against your United States federal income tax liability provided that the required information is furnished to the IRS in a timely manner.

We will not recognize any gain or loss as a result of the Effective Reverse Stock Split.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AUTHORIZATION FOR THE REVERSE STOCK SPLIT.

PROPOSAL NO. 3

APPROVAL OF THE EIGHTH AMENDED AND
RESTATED 1998 EQUITY PARTICIPATION PLAN

On May 24, 2006, our Board of Directors, subject to stockholder approval, unanimously adopted the Eighth Amended and Restated 1998 Equity Participation Plan of Tegal Corporation (the “Plan”). The 1998 Equity Participation Plan, as amended and restated since last approved by Tegal stockholders, has been amended to specifically allow the repricing of any issued but unexercised stock option or Stock Appreciation Rights (“SARs”) held by employees and consultants. If we do not obtain stockholder approval, we will not implement the proposed 1998 Equity Participation Plan. However, the Seventh Amended and Restated 1998 Participation Plan will remain in effect.

The Board of Directors believes that approval of the the Plan is necessary. The Board of Directors believes that the amendment and restatement of the 1998 Equity Participation Plan is necessary in order to retain current employees and to be able to provide them with the appropriate equity incentives. All outstanding options have an exercise price in excess of the current fair market value, with the average exercise price being $1.11. Accordingly, the original purpose of the options in linking executives’ interests to shareholders is not being realized at this time. Given the industry practice of providing meaningful equity based compensation, the Board believes that it may be necessary to replace the current options with either new options or other forms of equity. Such a replacement could be considered a repricing of such options. Current Nasdaq rules, require shareholder approval of an option repricing unless the plan specifically provides for the ability to reprice options and stock appreciation rights. [Accordingly, the Board is recommending adoption of the amended and restated 1998 Equity Participation Plan in order to give it the flexibility to reprice options to the extent it determines repricing is necessary to retain current employees.] or [Accordingly, the Board is recommending adoption of the amended and restated 1998 Equity Participation Plan in order to allow it to reprice options in order to retain current employees.]

The amended and restated Plan will become effective immediately upon stockholder approval at the Annual Meeting.

The original purpose of the Plan is:

•	to enable The Company to retain the services of consultants while preserving The Company’s cash reserves by granting equity awards or restricted stock units in lieu of cash payments;

•
to provide an incentive for key employees and consultants of The Company to further the growth, development and financial success of The Company by personally benefiting through the ownership of The Company’s stock and/or rights which recognize such growth, development and financial success; and

•
to enable The Company to obtain and retain the services of key employees considered essential in the long-range success of The Company by offering them an opportunity to own stock in The Company and/or rights which will reflect the growth, development and financial success of The Company.

Summary

As of March 31, 2006, 20,000,000 shares were reserved for issuance under the Plan, of which 10,824,676 remained available for issuance, and 8,055,510 shares were subject to outstanding awards.

The principal features of the Plan are summarized below, but the summary is qualified in its entirety by reference to the Plan which is attached as Appendix B to this proxy statement.

The Plan provides for the award of non-qualified and incentive stock options, restricted stock, restricted stock units and stock appreciation rights (“SARs”) and dividend equivalents (collectively “Awards”).

The Plan provides that the maximum number of shares that may be subject to any Awards granted under the Plan to any individual in any fiscal year cannot exceed 4,000,000. The shares available for issuance under the Plan may be either previously authorized but unissued shares or treasury shares, and may be equity securities other than common stock. The Plan provides for appropriate adjustments in the number and kind of shares subject to the Plan and to outstanding Awards thereunder (including acceleration of vesting in some instances) in the event of a change in control or a recapitalization such as a stock split or stock dividend. If any portion of an Award terminates or lapses unexercised, the shares which were subject to the unexercised portion of such Award, will continue to be available for issuance under the Plan. In addition, shares of restricted stock which are surrendered by the holder or repurchased by us and shares which are delivered to us by a participant or withheld by us upon the exercise of an Award in payment of the exercise price or in satisfaction of tax withholding obligations may again be optioned, granted or awarded under the Plan. No shares may again be optioned, granted or awarded under the Plan if such action would cause any option intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) to so qualify.

The Compensation Committee of the Board of Directors administers the Plan. The Compensation Committee consists of two or more independent directors appointed by and holding office at the pleasure of the Board of Directors, each of whom is both a “non-employee director” for purposes of Rule 16b-3 (“Rule 16b-3”) under the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code. Appointment of committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board of Directors. Vacancies in the committee may be filled by the Board of Directors. The Compensation Committee will have the power to interpret the Plan and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules. The Board of Directors will have discretion to exercise any and all rights and duties of the committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Internal Revenue Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Compensation Committee.

Awards under the Plan may be granted to individuals selected by the Compensation Committee who are then our employees or consultants. Incentive stock options may only be granted to employees.

The terms and conditions of each award will be set forth in a separate award agreement between the holder of the award and us.

Nonqualified stock options (“NQSOs”) provide for the right to purchase common stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, may be less than fair market value on the date of grant (but not less than 85% of fair market value), and usually will become exercisable, in the discretion of the Compensation Committee in one or more installments after the grant date, subject to the participant’s continued provision of services to us and/or subject to the satisfaction of individual or company performance targets established by the Compensation Committee. NQSOs may be granted for any term specified by the Compensation Committee.

Incentive Stock Options (“ISOs”) will be designed to comply with the provisions of the Internal Revenue Code and will be subject to certain restrictions contained in the Internal Revenue Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within the ten years after the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our stock or the stock of our parent or subsidiary corporations, the Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant, and the ISO must expire upon the fifth anniversary of the date of its grant.

Restricted stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Compensation Committee. Restricted stock, typically, may be repurchased by us at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or pledged, until restrictions are removed or expire. Purchasers of restricted stock will have all the rights of a stockholder with respect to such restricted stock, including the right to receive all dividends and other distributions paid or made with respect to the shares prior to the time when the restrictions lapse.

Restricted stock units represent the right to receive shares of stock on a deferred basis. Stock distributed pursuant to restricted stock units may be issued for a nominal purchase price and restricted stock units may be subject to vesting over time or upon attainment of performance targets. Stock distributed pursuant to a restricted stock unit award will not be issued before the restricted stock unit award has vested, and a participant granted a restricted stock unit award generally will have no voting or dividend rights prior to the time when the stock is distributed. The restricted stock unit award will specify when the stock is to be distributed. The Compensation Committee may provide that the stock will be distributed pursuant to a restricted stock unit award on a deferred basis pursuant to a timely irrevocable election by the participant. The issuance of the stock distributable pursuant to a restricted stock unit award may not occur prior to the earliest of: (1) a date or dates set forth in the applicable award agreement, (2) the participant’s termination of employment or service with us (or in the case of any officer who is a “specified employee” as defined in Section 409A(a)(2)(B)(i) of the Code, six months after such termination), (3) an unforeseeable financial emergency affecting the participant, or (4) a change in control, as described below. Under no circumstances may the time or schedule of distribution of stock pursuant to a restricted stock unit award be accelerated.

SARs may be granted in connection with stock options, or separately. SARs granted by the Compensation Committee in connection with stock options typically will provide for payments to the holder based upon increases in the price of our common stock over the exercise price of the related option. SARs granted by the Compensation Committee independent of a stock option typically will provide for payments to the holder based upon increases in the price of our common stock over the exercise price of such independent SAR. Except as required by Section 162(m) of the Internal Revenue Code with respect to a SAR which is intended to qualify as performance-based compensation as described in Section 162(m) of the Internal Revenue Code, there are no restrictions specified in the Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Compensation Committee in the SAR agreements. The Compensation Committee may elect to pay SARs in cash or in common stock or in a combination of both.

Dividend Equivalent rights give the holder the right to receive payments equal to the amount of dividends that the holder would otherwise receive on shares subject to any other Award.

Subject to stockholder approval of this Proposal 3, the Plan has been amended to expressly provide that the Compensation Committee may reduce or lower the exercise price, purchase price or initial value of stock options and SARs after they have been granted without prior stockholder approval. Without the approval of the amendment to the Plan described in this Proposal 3, the Plan will continue to not permit repricing of such awards.

The Compensation Committee may at any time amend, suspend or terminate the Plan. However, no such amendment may, unless appropriate stockholder approval of such amendment is obtained, (1) increase the maximum number of shares which may be acquired pursuant to awards granted under the Plan (except for adjustments described above) or (2) increase the maximum number of shares of common stock (4,000,000) for which awards may be issued during any fiscal year to any participant. No amendment of the Plan may alter or impair any rights or obligations under any awards already granted unless the holder of the award consents or the award otherwise provides.

Assuming approval of this Proposal No. 3, no awards may be granted under the Plan after July 21, 2016.

Securities Laws and Federal Income Taxes

The following discussion is a general summary of the material federal income tax consequences to participants in the Plan. The discussion is based on the Internal Revenue Code, regulations thereunder, rulings and decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant’s personal investment circumstances. Also, state and local income taxes are not discussed and may vary from locality to locality. Accordingly, holders should not rely thereon for individual tax advice, as each taxpayer’s situation and the consequences of any particular transaction will vary depending upon the specific facts and circumstances involved. Each taxpayer is advised to consult with his or her own tax advisor for particular federal, as well as state and local, income and any other tax advice.

Securities Laws. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including, without limitation, Rule 16b-3. The Plan will be administered, and awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and awards granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Nonqualified Stock Options. NQSOs are not intended to be incentive stock options under Section 422 of the Internal Revenue Code. The grant of an NQSO is generally not a taxable event either for the optionee or for The Comapny. Upon the exercise of an NQSO, the optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares acquired upon exercise, determined at the date of exercise, over the exercise price of such option. Subject to Section 162(m) of the Internal Revenue Code, The Company will be entitled to a business expense deduction equal to such amount in the fiscal year of the Company in which the optionee exercises the NQSO. The ordinary income recognized by the optionee is subject to income and employment tax withholding. The optionee’s tax basis in the shares acquired pursuant to the exercise of an NQSO will be equal to the option price paid plus the amount of ordinary income recognized upon exercise. Any gain or loss on a disposition of the common stock acquired upon the exercise of an NQSO will be treated as short-term or long-term capital gain or loss, subject to income taxation at short-term or long-term capital gains rates depending on the holding period of the optionee measured from the date of the exercise of such option. There are generally no federal income tax consequences to The Company by reason of the disposition by an optionee of common stock acquired upon the exercise of an NQSO.

Incentive Stock Options. Generally, an optionee recognizes no taxable income upon the grant or exercise of an ISO that meets the requirements of Section 422 of the Code. However, the amount by which the fair market value of the common stock acquired at the time of exercise exceeds the option exercise price (the “spread”) is taken into the account in determining the amount, if any, of the alternative minimum tax due from the optionee in the year in which the option is exercised.

If an optionee holds the common stock acquired through the exercise of an ISO for more than two years from the date on which the option was granted and more than one year from the date on which the option was exercised, and if the optionee is an employee of the Company at all times from the date of the grant of the ISO through the date that is three months before the date of exercise, any gain or loss on the subsequent disposition of such common stock will be taxed to such optionee as long-term capital gain or loss equal to the difference between consideration received upon such disposition and the option exercise price.

Generally, if an optionee disposes of the common stock received on exercise of an ISO less than two years after the date the option was granted or less than one year after the date the option was exercised, it is considered to be a “disqualifying disposition.” At the time of such disqualifying disposition, the optionee will recognize ordinary income in the amount equal to the lesser of (i) the fair market value of the common stock on the date of exercise over the option exercise price; or (ii) the amount received for the common stock over the option exercise price. Any gain in excess of this amount will be taxed as capital gain.

To the extent that an optionee recognizes ordinary income by reason of a disqualifying disposition of common stock acquired upon the exercise of any ISO, the Company generally will be entitled to a corresponding business expense deduction in the fiscal year of the Company in which the disqualifying disposition occurs.

Restricted Stock. A holder of restricted stock generally will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock (determined without regard to any restrictions other than those that by their terms never lapse) over the amount, if any, paid for the common stock on the earlier of the date on which: (i) the common stock is no longer subject to a substantial risk of forfeiture or (ii) is transferable (without the transferee being subject to a substantial risk of forfeiture For purposes of determining the holder’s income resulting from the receipt of the common stock, the fair market value will be determined as of that date.

In the alternative, if the holder files an election with the Internal Revenue Service pursuant to Section 83(b) of the Code within 30 days of the receipt of the common stock pursuant to an award of restricted stock, the holder will be taxed in the year the common stock is received on the difference between the fair market value of the common stock at the time of receipt and the amount paid for the common stock, if any. This amount will be taxed as ordinary income. If shares with respect to which a Section 83(b) election has been made are later forfeited, the holder generally will be entitled to a capital loss only in an amount equal to the amount, if any, that the holder had paid for the forfeited shares, not the amount that the holder had recognized as income as a result of the Section 83(b) election. Subject to Section 162(m) of the Internal Revenue Code, the Company is entitled to a business expense deduction that corresponds to the amount of ordinary income recognized by the holder in the Company’s fiscal year in which such ordinary income is recognized by the holder.

Restricted Stock Units. For federal income tax purposes, if an individual is granted restricted stock units, he or she generally will not have taxable income on the grant of the restricted stock units, nor will the Company then be entitled to any deduction. However, when shares of our common stock are distributed to the individual pursuant to the restricted stock units, he or she generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction, for an amount equal to the difference between the fair market value of the shares at the date of distribution over the purchase price per share for the stock issuable pursuant to the restricted stock units.

Stock Appreciation Rights. Generally, the holder of a SAR recognizes no income upon the grant of a SAR. Upon exercise, the holder will recognize as ordinary income the excess of the value of the SAR on the date of exercise over the value as of the date of grant. The Company is entitled to a business expense deduction that corresponds to the amount of ordinary income recognized by the holder in the Company’s fiscal year in which the SAR is exercised.

Section 162(m) Limitation. In general, under Section 162(m) of the Internal Revenue Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under non-qualified plans) for certain executive officers exceeds $1 million in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation.”

Under Section 162(m), stock options and SARs will satisfy the “performance-based compensation” exception if the award of the options or SARs are made by a Board of Directors committee consisting solely of two or more “outside directors,” the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option or SAR exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other types of awards such as restricted stock may only qualify as “performance-based compensation” if such awards are only granted or payable to the recipients based upon the attainment of objectively determinable and pre-established performance goals which are established by a qualifying committee and which relate to performance targets which are approved by the corporation’s shareholders.

The Plan has been designed to permit a committee of outside directors, within the meaning of Section 162(m), to grant stock options and SARs that will qualify as “performance-based compensation.” In addition, in order to permit awards other than stock options and SARs to qualify as “performance-based compensation”, the Plan provides that the Compensation Committee may designate as “Section 162(m) Participants” certain employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Internal Revenue Code. The Compensation Committee may grant awards to Section 162(m) Participants that vest or become exercisable upon the attainment of performance targets established by the Compensation Committee.

Section 409A of the Internal Revenue Code. Section 409A of the Internal Revenue Code, which was added by the American Jobs Creation Act of 2004, provides certain new requirements on non-qualified deferred compensation arrangements. These include new requirements on an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Also, Section 409A generally provides that distributions must be made on or following the occurrence of certain events (i.e., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.

Certain awards under the Plan may be subject to the requirements of Section 409A in form and in operation. For example, the following types of awards generally will be subject to Section 409A: non-qualified stock options granted with an exercise price less than fair market value on the date of grant, restricted stock unit awards, stock appreciation rights that may be settled in cash and other awards that provide for deferred compensation.

If a Plan award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize the compensation deferred under the award as ordinary income when such amounts are vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply, Section 409A imposes an additional 20% federal income tax on the deferred compensation recognized as ordinary income, as well as interest on such deferred compensation. The Internal Revenue Service has not issued regulations under Section 409A and, accordingly, the requirements of Section 409A (and the application of those requirements to awards issued under the Plan) are not entirely clear.

Plan Benefits

The following table presents those Named Executive Officers, executive officers as a group, and non-executive officer employees as a group having received option grants and restricted stock units under the Plan since its inception:

Name of Individual or Group	Number of Units Granted	Dollar Value of Units Granted(1)
Thomas R. Mika	1,150,000	$900,550
Christine T. Hergenrother	215,000	$163,509
Steven Selbrede	278,140	$285,949
Vahan Tchakerian	317,882	$323,923
All executive officers (7 individuals), as a group	5,161,022	$3,620,321
All employees who are not executive officers, as a group	2,699,396	$2,398,753
__________

(1)
Dollar Value of Shares Granted is an estimate based on the values calculated when applying the Black-Scholes Single Option Valuation Method, which does not take into account the vesting term and consequent exercisability of any individual option. The restricted stock units are valued at the closing price of our stock on the day of grant.

On July 5, 2005, the Compensation Committee approved the issuance of 600,000 restricted stock units under the Plan to Brad Mattson, the Chairman of our Board of Directors. The restricted stock units are fully vested. Each restricted stock unit will entitle Mr. Mattson to receive one share of our common stock. The shares of our common stock distributable pursuant to the restricted stock units will not be distributed until the earliest of: (1) March 6, 2006, (2) Mr. Mattson’s termination of employment or service with us, (3) Mr. Mattson’s death or disability, or (4) the date immediately prior to a change in control. Under no circumstances may the time or schedule of distribution of stock pursuant to the restricted stock units be accelerated. The restricted stock units will be distributed in a lump sum in shares of our common stock on the applicable distribution date (except in the case of a distribution commencing on March 6, 2006, in which case the shares will be distributed in three equal quarterly installments on March 6, 2006, May 29, 2006 and August 28, 2006). Mr. Mattson will have no voting or dividend rights prior to the time when our common stock is distributed pursuant to the restricted stock units.

In addition, Mr. Mattson was granted an additional 400,000 restricted stock units under the Plan on September 13, 2005. Each restricted stock unit entitles Mr. Mattson to receive one share of our common stock. The shares of our common stock distributable pursuant to the restricted stock units will not be distributed until the earliest of: (1) November 20, 2006, (2) Mr. Mattson’s termination of employment or service with us, (3) Mr. Mattson’s death or disability, or (4) the date immediately prior to a change in control. Under no circumstances may the time or schedule of distribution of stock pursuant to the restricted stock units be accelerated. The restricted stock units will be distributed in a lump sum in shares of our common stock on the applicable distribution date (except in the case of a distribution commencing on November 20, 2006, in which case the shares will be distributed in two equal installments on November 27, 2006 and February 26, 2007). Mr. Mattson will have no voting or dividend rights prior to the time when our common stock is distributed pursuant to the restricted stock units.

On July 5, 2005, the Compensation Committee also approved the issuance of 150,000 restricted stock units under the Plan to Thomas R. Mika, our Chief Executive Officer. The restricted stock units granted to Mr. Mika are fully vested. Each restricted stock unit will entitle Mr. Mika to receive one share of our common stock. The shares of our common stock distributable pursuant to the restricted stock units will not be distributed until the earliest of: (1) June 13, 2008 (2) Mr. Mika’s termination of employment or service with us, (3) Mr. Mika’s death or disability, or (4) the date immediately prior to a change in control. Under no circumstances may the time or schedule of distribution of stock pursuant to the restricted stock units be accelerated. The restricted stock units will be distributed 150,000 in shares of our common stock on the applicable distribution date. Mr. Mika will have no voting or dividend rights prior to the time when our common stock is distributed pursuant to the restricted stock units.

All future grants under the Plan are within the discretion of the Compensation Committee and the benefits of such grants are, therefore, not determinable.

Required Vote

The approval of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of Proposal No. 3.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE EIGHTH AMENDED AND RESTATED 1998 EQUITY PARTICIPATION PLAN.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER

EQUITY COMPENSATION PLANS

The following table sets forth information as of March 31, 2006 for all of our equity compensation plans, including our 1998 Equity Participation Plan, our 1990 Stock Option Plan, our Equity Incentive Plan and our Stock Option Plan for Outside Directors.

Plan Category	Number of Securities to be Issued upon Exercise of all Outstanding Awards	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	9,157,664	$1.19	13,799,676 (1)
Equity compensation plans not approved by security holders	—	—	—
Total	9,157,664	$1.19	13,799,676 (1)
__________

(1) Excludes 507,602 shares remaining available for future issuance under our Employee Qualified Stock Purchase Plan.

PRINCIPAL STOCKHOLDERS AND
OWNERSHIP OF STOCK BY MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of shares of our common stock by our directors, the individuals named in the Summary Compensation Table, all directors and executive officers as a group and beneficial owners of more than 5% of our common stock as of May 19, 2006. For purposes of this proxy, beneficial ownership of securities is defined in accordance with the rules of the SEC and means generally the power to vote or dispose of securities, regardless of any economic interest therein. An asterisk denotes beneficial ownership of less than 1%.

Name of Beneficial Owner	Position	Shares Beneficially Owned (1) ( # )	Percent Of Class (1) ( % )
Brad S. Mattson (2)	Chairman of the Board	2,310,000	2.74
Thomas R. Mika (3)	President & CEO	1,026,500	1.22
Christine T. Hergenrother (4)	Vice President & CFO	81,042	*
Steven Selbrede (5)	Vice President & CTO	409,390	*
Vahan Tchakerian (6)	Vice President of Global Sales	178,299	*
Ralph Martin (7)	Director	100,000	*
Jeffrey M. Krauss (8)	Director	370,665	*
Edward A. Dohring (9)	Director	362,665	*
Duane Wadsworth (10)	Director	201,665	*
Directors and Executive Officers as a group (11 individuals) (11)		5,040,226	5.98
5% Stockholders
Bonanza Capital (12)	Investor	9,230,769	10.57
Special Situations Funds (13)	Investor	24,334,728	26.11
______

(1)
Applicable percentage of ownership is based on 84,253,058 shares of common stock outstanding as of May 19, 2006. The number of shares of common stock beneficially owned and calculation of percent ownership of each person or group of persons named above, in each case, takes into account those shares underlying warrants and stock options that are currently exercisable, but which may or may not be subject to our repurchase rights held by such person or persons but not for any other person.

(2)	Includes options to purchase 1,400,000 shares of common stock which are exercisable within 60 days and excludes options to purchase 0 shares which are not so exercisable.

(3)	Includes options to purchase 812,500 shares of common stock which are exercisable within 60 days and excludes options to purchase 187,500 shares which are not so exercisable.

(4)	Includes options to purchase 78,542 shares of common stock which are exercisable within 60 days and excludes options to purchase 136,458 shares which are not so exercisable.

(5)	Includes options to purchase 209,390 shares of common stock which are exercisable within 60 days and excludes options to purchase 68,750 shares which are not so exercisable.

(6)	Includes options to purchase 178,299 shares of common stock which are exercisable within 60 days and excludes options to purchase 139583 shares which are not so exercisable.

(7)	Includes options to purchase 100,000 shares of common stock which are exercisable within 60 days and excludes options to purchase 0 shares which are not so exercisable.

(8)	Includes options to purchase 341,665 shares of common stock which are exercisable within 60 days and excludes options to purchase 8,335 shares which are not so exercisable.

(9)	Includes options to purchase 361,665 shares of common stock which are exercisable within 60 days and excludes options to purchase 8,335 shares which are not so exercisable.

(10)	Includes options to purchase 161,665 shares of common stock which are exercisable within 60 days and excludes options to purchase 8,335 shares which are not so exercisable.

(11)	Includes options to purchase 3,643,726 shares of common stock which are exercisable within 60 days and excludes options to purchase 1,357,296 shares which are not so exercisable.

(12)
Includes 6,153,846 shares of common stock and 3,076,923 shares of common stock underlying warrants beneficially owned by Bonanza Capital. Bonanza Master Fund LTD holds 5,033,846 shares of common stock and 2,516,923 shares of common stock underlying warrants; Bonanza Capital holds 1,120,000 shares of common stock and 560,000 shares of common stock underlying warrants. Brian Ladin is the portfolio manager for Bonanza Capital, whose offices are located at 300 Crescent Court, Suite 1740, Dallas, TX 75201.

(13)
Includes 15,384,615 shares of common stock and 8,950,113 shares of common stock underlying warrants beneficially owned by Special Situations Funds. Special Situations Fund III, L.P., holds 662,086 shares of common stock and 331,042 shares of common stock underlying warrants; Special Situations Fund III QP, L.P. holds 7,553,299 shares of common stock and 3,776,650 shares of common stock underlying warrants; Special Situations Cayman Fund, L.P., holds 2,076,923 shares of common stock and 1,038,462 shares of common stock underlying warrants; Special Situations Private Equity Fund, L.P., holds 2,141,538 shares of common stock and 1,816,712 shares of common stock underlying warrants; Special Situations Technology Fund, L.P., holds 404,615 shares of common stock and 287,292 shares of common stock underlying warrants; and Special Situations Technology Fund II, L.P., holds 2,546,154 shares of common stock and 1,699,955 shares of common stock underlying warrants. MGP Advisers Limited ("MGP") is the general partner of Special Situations Fund III, L.P. and Special Situations Fund III QP, L.P. AWM Investment Company, Inc. (“AWM”) is the general partner of MGP and the general partner of and investment adviser to the Special Situations Cayman Fund, L.P. SST Advisers, L.L.C. ("SSTA") is the general partner of and investment adviser to the Special Situations Technology Fund, L.P. and the Special Situations Technology Fund II, L.P. MG Advisers, L.L.C. (“MG”) is the general partner of and investment adviser to the Special Situations Private Equity Fund, L.P. Austin W. Marxe and David M. Greenhouse are the principal owners of MGP, AWM, SSTA and MG. Through their control of MGP, AWM, SSTA and MG, Messrs. Marxe and Greenhouse share voting and investment control over the portfolio securities of each of the funds listed above. Special Situations Funds are located at 527 Madison Avenue, Suite 2600, New York, NY 10022.

Effective January 1, 2006 Special Situations Fund III, L.P. split into two funds, the Special Situations Fund III, L.P. and the Special Situations Fund III QP, L.P. MGP Advisers Limited Partnership is the investment adviser and general partner to both funds.

PROPOSAL NO. 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors appointed the firm of Moss Adams LLP, Independent Registered Public Accounting Firm, to audit our financial statements for the fiscal year ending March 31, 2007. We expect representatives of Moss Adams LLP to be present at the Annual Meeting and will have the opportunity to respond to appropriate questions and to make a statement if they desire.

Previous Changes in Independent Registered Public Accounting Firm

On July 8, 2004, our Audit Committee dismissed PricewaterhouseCoopers LLP, our Independent Registered Public Accounting Firm. We decided to change accounting firms in order to reduce costs as part of our ongoing efforts to reduce operating expenses. PricewaterhouseCoopers LLP’s reports on our consolidated financial statements as of, and for the years ended, March 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for an explanatory paragraph included in each of such reports which explanatory paragraph identified factors raising substantial doubt about our ability to continue as a going concern.

During the period from April 1, 2002 through July 8, 2004, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in its reports on our consolidated financial statements as of and for the years ended March 31, 2004 and 2003. During the period from April 1, 2002 through July 8, 2004, there were no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except for a reportable condition related to: our accounting for its 2% Convertible Debentures Due 2011 (the “2% Convertible Debentures”) together with related debt issuance costs; and the expertise of our accounting personnel with respect to generally accepted accounting principles related to complex financing and other transactions. In response to the reportable condition, we restated its financial results and filed an amended quarterly report on Form 10-Q/A for the quarter ended December 31, 2003, which corrected an error in the accounting for the 2% Convertible Debentures and related debt issuance costs. The restatement reflected increased interest expense, net loss, net loss per share, accumulated deficit and additional paid-in capital as well as decreased current assets. The restatement did not impact any reported revenue, operating expenses or operating loss. Management believes that the reportable condition has been remediated. As of June 15, 2004, all of our 2% Convertible Debentures had been converted into our common stock. In addition, we expanded and enhanced our accounting function to include sufficient knowledge of generally accepted accounting principles related to complex financing and other transactions by adding a new certified public accountant to our accounting staff on June 15, 2004.

We have provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures. A copy of PricewaterhouseCoopers LLP’s letter dated July 13, 2004, stating its agreement with such statements, was filed as Exhibit 16.1 to our Current Report on Form 8-K filed July 14, 2004.

On July 8, 2004, our Audit Committee of the Board of Directors appointed Moss Adams LLP as our new Independent Registered Public Accounting Firm as of July 9, 2004. During the two most recent fiscal years and through June 2, 2006, neither we nor anyone on its behalf consulted Moss Adams LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, nor has Moss Adams LLP provided to us a written report or oral advice regarding such principles or audit opinion.

Audit Fees

The aggregate fees billed for professional services rendered by Moss Adams, LLP for the audit of our annual financial statements for the fiscal year ended March 31, 2006, the reviews of the financial statements included in our quarterly reports on Form 10-Q for the fiscal year ending March 31, 2006, and services that are normally provided by the Moss Adams, LLP in connection with statutory and regulatory filings and engagements for that fiscal year were approximately $370,000. The aggregate fees for the services listed above rendered by Moss Adams LLP for the fiscal year ending March 31, 2005 were approximately $205,000.

Financial Information Systems Design and Implementation Fees

Moss Adams LLP did not render any professional services to us of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X during the fiscal year ended March 31, 2006 or the fiscal year ended March 31, 2005.

Audit-Related Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for assurance and related services that were reasonably related to the performance of the audit or review of The Company’s financial statements and are not reported above under “Audit Fees” were approximately $35,000 for the fiscal year ended March 31, 2006. The services for the fees disclosed under this category were for work done in relation to the review of prior year numbers in the Company’s form 10-K, Form S-8, and Form S-3. Audit-related fees were $8,000 during fiscal year ended March 31, 2005. The services for the fees disclosed under this category were for work done in relation to the review of prior year numbers in the Company’s Form 10-K.

Tax Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for tax compliance, tax advice, and tax planning were $3,500 during the fiscal year ended March 31, 2005.

The aggregate fees billed by Burr, Pilger & Mayer, LLP for professional services rendered for tax compliance, tax advice, and tax planning were approximately $45,000 for the fiscal year ended March 31, 2006 and approximately $45,000 during the fiscal year ended March 31, 2005.

Audit Committee Pre-Approval Policies

The Audit Committee has adopted a policy that requires the Audit Committee to approve all audit and permissible non-audit services to be provided by the independent auditors. The Audit Committee has established a general pre-approval policy for certain audit and non-audit services, up to a specified amount for each identified service that may be provided by the independent auditors. The Chairman of the Audit Committee may specifically approve any service within the pre-approved audit and non-audit service category if the fees for such service exceed the maximum set forth in the policy, as long as the excess fees are not reasonably expected to exceed $50,000. Any such approval by the Chairman must be reported to the Audit Committee at its next scheduled meeting. The general pre-approval fee levels for all services to be provided by the independent auditors are reviewed annually by the Audit Committee. The Company’s non-audit services, other than the annual tax return, provided by PricewaterhouseCoopers LLP and Moss Adams, LLP were 40% of the total audit fees for the fiscal year ended March 31, 2006. The Company’s annual tax return services provided by Burr, Pilger & Mayer were 19% of the total audit fees for the fiscal year ended March 31, 2006.

Required Vote

Ratification of the appointment of Moss Adams LLP as our Independent Registered Public Accounting Firm is not required by our bylaws or other applicable legal requirements. However, our board is submitting the selection of Moss Adams LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2007.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following Audit Committee Report shall not be incorporated by reference into any such filings and shall not otherwise be deemed to be filed under such Acts.

The Audit Committee of our Board of Directors is comprised of independent directors as required by the listing standards of the Nasdaq National Market. The Audit Committee operates pursuant to a written charter adopted by our Board of Directors, a copy of which has been filed with the SEC.

The role of the Audit Committee is to oversee our financial reporting process on behalf of the Board of Directors. Our management has the primary responsibility for our financial statements as well as our financial reporting process, principles and internal controls. The Independent Registered Public Accounting Firm is responsible for performing an audit of our financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed our audited financial statements as of and for the year ended March 31, 2006 with management and the Independent Registered Public Accounting Firm. The Audit Committee has discussed with the Independent Registered Public Accounting Firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the Independent Registered Public Accounting Firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the Independent Registered Public Accounting Firm their independence from us. The Audit Committee has also considered whether the Independent Registered Public Accounting Firm’s provision of information technology services and other non-audit services to us is compatible with maintaining the Independent Registered Public Accounting Firm’s independence.

Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2006, for filing with the Securities and Exchange Commission.

Submitted on May 24, 2006 by the members of the Audit Committee of the Board of Directors.

Jeffrey M. Krauss Edward A. Dohring H. Duane Wadsworth

CODE OF BUSINESS CONDUCT AND ETHICS

Our Code of Business Conduct and Ethics is available to stockholders, upon written request, and is posted on the Company’s website at www.tegal.com. If you would like a copy of our Code, please send your request to: Christine Hergenrother, Secretary, Tegal Corporation, 2201 S. McDowell Blvd, Petaluma, CA 94954.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the SEC. Officers, directors and greater-than-ten-percent holders are required to furnish us with copies of all such forms which they file.

To our knowledge, based solely on our review of such reports or written representations from certain reporting persons, we believe that all of the filing requirements applicable to our officers, directors, greater than 10% beneficial owners and other persons subject to Section 16 of the Exchange Act were complied with during the year ended March 31, 2006.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

FOR THE 2007 ANNUAL MEETING

Stockholder proposals to be presented at the 2007 annual meeting must be received at our principal executive offices no later than April 22, 2007 in order to be considered for inclusion in the proxy materials to be disseminated by the Board of Directors for such annual meeting. To be eligible for inclusion in such proxy materials, such proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act as well as in our bylaws.

Stockholder proposals to be presented at the 2007 annual meeting must be received at our principal executive offices no later than, July 6, 2007 in order to be considered for inclusion on the 2007 annual meeting agenda. To be eligible for inclusion on the agenda, such proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act as well as in our bylaws.

OTHER MATTERS

We are not aware of any matters that may come before the meeting other than those referred to in the notice of Annual Meeting of Stockholders. If any other matter shall properly come before the Annual Meeting, however, the persons named in the accompanying proxy intend to vote all proxies in accordance with their best judgment.

Our 2006 annual report for the fiscal year ended March 31, 2006 has been mailed with this proxy statement.

By Order of the Board of Directors
TEGAL CORPORATION

/s/ Christine T. Hergenrother
Petaluma, California June 21, 2006	CHRISTINE T. HERGENROTHER Vice President, Chief Financial Officer, Secretary and Treasurer

STOCKHOLDERS OF RECORD ON MAY 19, 2006 MAY OBTAIN COPIES OF TEGAL’S ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS) AND ALL AMENDMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO INVESTOR RELATIONS, TEGAL CORPORATION, 2201 SOUTH MCDOWELL BOULEVARD, PETALUMA, CALIFORNIA 94954.

APPENDIX A

FORM OF

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION
OF TEGAL CORPORATION

It is hereby certified that:

1. The name of the Corporation (hereinafter called the “Corporation”) is Tegal Corporation.

2. The Certificate of Incorporation is hereby amended by striking out Article FOURTH thereof and by substituting in lieu of said Article the following new Article:

“FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is Two Hundred Five Million (205,000,000) shares, comprised of Two Hundred Million (200,000,000) shares of Common Stock, par value $0.01 per share, and Five Million (5,000,000) shares of Preferred Stock, par value $0.01 per share. Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware, each [Insert either: eight (8) or twelve (12)] shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined, converted and changed into one (1) share of Common stock, par value $0.01 per share, of the Corporation; provided, however, that the Corporation shall issue no fractional shares of Common Stock, but shall instead pay to any stockholder who would be entitled to receive a fractional share as a result of the actions set forth herein a sum in cash equal to such fraction multiplied by the average of the high and low prices of the Corporation’s Common Stock as reported on the Nasdaq Capital Market for the five trading-day period ending on the last business day before the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware. The designation, powers, preferences and relative, participating, optional or other special rights, including voting rights, qualifications, limitations or restrictions of the Preferred Stock shall be established by resolution of the Board of Directors pursuant to Section 151 of the General Corporation Law of the State of Delaware.”

3. The amendment of the Certificate of Incorporation herein certified was submitted to the stockholders of the Corporation and was duly approved by the required vote of stockholders of the Corporation in accordance with the provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware. The total number of outstanding shares entitled to vote or consent to this Amendment was _____________ shares of Common Stock. A majority of the outstanding shares of Common Stock, voting together as a single class, voted in favor of this Certificate of Amendment. The vote required was a majority of the outstanding shares of Common Stock, voting together as a single class.

IN WITNESS WHEREOF, Tegal Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of July __, 2006.

Thomas R. Mika President & Chief Executive Officer

A-1

APPENDIX B

THE EIGHTH AMENDED AND RESTATED
1998 EQUITY PARTICIPATION PLAN
OF
TEGAL CORPORATION

Tegal Corporation, a Delaware corporation (the “Company”), hereby amends and restates the Seventh Amended and Restated 1998 Equity Participation Plan of Tegal Corporation (as so amended, the “Plan”), incorporating certain amendments adopted by the Board of Directors on May 24, 2006. The Plan shall become effective on the date it is approved by the Company’s stockholders. The Plan was initially adopted by the Board of Directors on July 16, 1998 and the stockholders of the Company on September 15, 1998, with an initial effective date of July 16, 1998. The Plan was amended and restated by the Board of Directors on July 21, 1999 and such amendment was approved by the stockholders on September 21, 1999. The Plan was again amended and restated on July 8, 2000 by the Board of Directors and such amendment was approved by the stockholders on September 19, 2000. The Plan was amended and restated a third time on September 25, 2001 by the Board of Directors and such amendment did not require shareholder approval. The Plan was amended and restated a fourth time on September 9, 2002 and was approved by our stockholders on October 22, 2002. The Plan was amended and restated a fifth time on June 30, 2003 and was approved by our stockholders on September 8, 2003. The Plan was amended and restated a sixth time on July 23, 2004 and was approved by our stockholders on September 21, 2004. The Plan was amended and restated a seventh time on July 5, 2005 and was approved by our stockholders on August 8, 2005. The purposes of the Plan are as follows:

(1)  To provide an additional incentive for key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

(2)  To enable the Company to obtain and retain the services of key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

I.
DEFINITIONS

A.  General. Wherever the following terms are used in the Plan, they shall have the meanings specified below, unless the context clearly indicates otherwise.

B.  Administrator. “Administrator” shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to any Award granted under the Plan, the term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 11.1.

C.  Award. “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Dividend Equivalent award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, “Awards”).

D.  Award Agreement. “Award Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

E.  Award Limit. “Award Limit” shall mean 4,000,000 shares of Common Stock, as adjusted pursuant to Section 12.3 of the Plan.

F.  Board. “Board” shall mean the Board of Directors of the Company.

G.  Change in Control. “Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions:

(a) any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company (or a successor of the Company) possessing more than twenty-five percent (25%) of the total combined voting power of the then outstanding securities of the Company or such successor; or

(b) at any time that the Company has registered shares under the Exchange Act, at least 40% of the directors of the Company constitute persons who were not at the time of their first election to the Board, candidates proposed by a majority of the Board in office prior to the time of such first election; or

(c) the dissolution of the Company or liquidation of more than 75% in value of the Company or a sale of assets involving 75% or more in value of the assets of the Company, (x) any merger or reorganization of the Company whether or not another entity is the survivor, (y) a transaction pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 50% of the combined voting power of the Company or any successor company outstanding after the transaction, or (z) any other event which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership.

H.  Code. “Code” shall mean the Internal Revenue Code of 1986, as amended.

I.  Committee. “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 11.1.

J.  Common Stock. “Common Stock” shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

K.  Company. “Company” shall mean Tegal Corporation, a Delaware corporation.

L.  Consultant. “Consultant” shall mean any consultant or adviser if:

a.  the consultant or adviser renders bona fide services to the Company;

b.  the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

c.  the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

M.  Director. “Director” shall mean a member of the Board.

N.  Dividend Equivalent. “Dividend Equivalent” shall mean a right granted to a Holder pursuant to Section 11.1 to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on Common Stock.

O.  DRO. “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

P.  Employee. “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

Q.   Exchange Act. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

R.  Fair Market Value. “Fair Market Value” of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

S.  Holder. “Holder” shall mean a person who has been granted or awarded an Award.

T.  Incentive Stock Option. “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

U.  Independent Director. “Independent Director” shall mean a member of the Board who is not an Employee of the Company.

V.  Non-Qualified Stock Option. “Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

W.  Option. “Option” shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Consultants shall be Non-Qualified Stock Options.

X.  Performance Criteria. “Performance Criteria” shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

Y.  Plan. “Plan” shall mean The Eighth Amended and Restated 1998 Equity Participation Plan of Tegal Corporation.

Z.  Restricted Stock. “Restricted Stock” shall mean Common Stock awarded under Article VII of the Plan.

AA.  Restricted Stock Unit. “Restricted Stock Unit” shall mean a right to receive a share of Common Stock during specified time periods granted pursuant to Section 11.2

BB.  Rule 16b-3. “Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

CC.  Section 162(m) Participant. “Section 162(m) Participant” shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

DD.  Securities Act. “Securities Act” shall mean the Securities Act of 1933, as amended.

EE.  Stock Appreciation Right. “Stock Appreciation Right” shall mean a stock appreciation right granted under Article VIII of the Plan.

FF.  Subsidiary. “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

GG.  Substitute Award. “Substitute Award” shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock.

HH.  Termination of Consultancy. “Termination of Consultancy” shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death, disability or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

II.  Termination of Employment. “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

II.
SHARES SUBJECT TO PLAN

A.  Shares Subject to Plan.

a.  The shares of stock subject to Awards shall be Common Stock, initially shares of the Company’s Common Stock, par value $.01 per share. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed 20,000,000. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

b.  The maximum number of shares which may be subject to Awards, granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

B.  Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 12.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

III.
GRANTING OF AWARDS

A.  Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

B.  Provisions Applicable to Section 162(m) Participants.

a.  The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

b.  Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria.

c.  To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Article VII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

d.  Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

C.  Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

D.  At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

IV.
GRANTING OF OPTIONS TO EMPLOYEES AND CONSULTANTS

A.  Eligibility. Any Employee or Consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option.

B.  Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

C.  Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

D.  Granting of Options to Employees and Consultants.

a.  The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(1)  Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

(2)  Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or consultants;

(3)  Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

(4)  Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

b.  Upon the selection of a key Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

c.  Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

V.
TERMS OF OPTIONS

A.   Option Price. The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Committee; provided, however, that such price shall be no less than 85% of the Fair Market Value of a share of Common Stock on the date the Option is granted and:

a.   in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

b.  in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

c.  in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and

d.  with the consent of a Holder whose rights are impaired or altered under an outstanding Option, the exercise price per share of shares subject to a previously granted, outstanding Option may be reduced (i) to the then-current Fair Market Value if the Fair Market Value of the Common Stock has declined since the date the Option was granted, (ii) pursuant to an option exchange program, including a program pursuant to which an outstanding Option is cancelled and any of the following is granted in substitution therefor (A) a new option under the Plan or another equity plan of the Company covering the same or a different number of shares of Common Stock, (B) another Award, (C) cash, or (D) other valuable consideration (as determined by the Committee, in its sole discretion); (iii) pursuant to any other action that is treated as a repricing under generally accepted accounting principles.

B.  Option Term. The term of an Option granted to an Employee or consultant shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination.

C.   Option Vesting

a.  The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

b.  No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

c.   To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

D.  Substitute Awards. Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

a.  the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

b.  the aggregate exercise price thereof; does not exceed the excess of;

c.  the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

d.  the aggregate exercise price of such shares.

E.   Termination. In the event of a Holder’s Termination of Employment or Termination of Consultancy, such Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the time period specified herein, the Option shall terminate, and the shares covered by such Option shall again become available for issuance under the Plan.

VI.
EXERCISE OF OPTIONS

A.  Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

B.   Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

a.   A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

b.   Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

c.   In the event that the Option shall be exercised pursuant to Section 10.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

d.   Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its discretion

(1)  allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised;

(2)   allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof;

(3)  allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof;

(4)   allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (vi) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

C.   Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

a.   The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

b.   The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

c.   The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

d.   The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

e.   The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

D.   Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

E.   Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.

F.   Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

VII.
AWARD OF RESTRICTED STOCK

A.   Eligibility. Subject to the Award Limit. Restricted Stock may be awarded to any Employee who the Committee determines is a key Employee or any Consultant who the Committee determines should receive such an Award.

B.   Award of Restricted Stock.

a.   The Committee may from time to time, in its absolute discretion:

(1)  Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

(2)  Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

b.  The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

c.  Upon the selection of a key Employee or Consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

C.  Rights as Stockholders. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

D.   Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company; provided, however, that the Committee in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a “change of ownership or control” (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or disability; provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, or a Termination of Consultancy, without cause or following any Change in Control of the Company or because of the Holder’s retirement, or otherwise.

E.  Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a “change of ownership or control” (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or disability; provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or following any Change in Control of the Company or because of the Holder’s retirement, or otherwise.

F.   Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

G.   Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

H.  Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

VIII.
STOCK APPRECIATION RIGHTS

A.  Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee or Consultant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

B.  Coupled Stock Appreciation Rights.

a.  A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

b.  A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

c.  A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefore an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

C.  Independent Stock Appreciation Rights.

a.  An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. With the consent of a Holder whose rights are impaired or altered under an outstanding ISAR, the exercise price per share of shares subject to a previously granted, outstanding ISAR may be reduced (i) to the then-current Fair Market Value if the Fair Market Value of the Common Stock has declined since the date the ISAR was granted, (ii) pursuant to a Stock Appreciation Right exchange program, including a program pursuant to which an outstanding ISAR is cancelled and any of the following is granted in substitution therefor (A) a new ISAR under the Plan or another equity plan of the Company covering the same or a different number of shares of Common Stock, (B) another Award, (C) cash, or (D) other valuable consideration (as determined by the Committee, in its sole discretion); (iii) pursuant to any other action that is treated as a repricing under generally accepted accounting principles. An ISAR is exercisable only while the Holder is an Employee or Consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a Change in Control, or because of the Holder’s retirement, death or disability, or otherwise.

b.  An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

D.  Payment and Limitations on Exercise.

a.  Payment of the amounts determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

b.   Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Committee.

IX.
OTHER TYPES OF AWARDS

A.  Dividend Equivalents.

(a) Any Employee or Consultant selected by the Administrator may be granted Dividend Equivalents based on the dividends on the shares of Common Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(b) Dividend Equivalents granted with respect to Options or Stock Appreciation Rights that are intended to qualify as performance-based compensation as described in Section 162(m)(C)(4) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option or Stock Appreciation Right is subsequently exercised.

B.  Restricted Stock Units. The Administrator is authorized to make Awards of Restricted Stock Units to any Employee or Consultant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. Alternatively, Restricted Stock Units may become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Criteria or other specific performance criteria as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Employee or Consultant to whom the Award is granted. On the maturity date, the Company shall transfer to the Holder one unrestricted, fully transferable share of Stock for each Restricted Stock Unit that is vested and scheduled to be distributed on such date and not previously forfeited. The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company for such shares of Common Stock; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

C.  Term. Except as otherwise provided herein, the term of any Award of Dividend Equivalents or Restricted Stock Units shall be set by the Administrator in its discretion.

D.  Form of Payment. Payments with respect to any Awards granted under Sections 9.1 and 9.2 shall be made in cash, in Common Stock or a combination of both, as determined by the Administrator.

E.  Award Agreement. All Awards under this Article 9 shall be subject to such additional terms and conditions as determined by the Administrator and shall be evidenced by a written Award Agreement.

X.
COMPLIANCE WITH SECTION 409A OF THE CODE

A.  Awards subject to Code Section 409A. Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a “Section 409A Award”) shall satisfy the requirements of Section 409A of the Code and this Article 10, to the extent applicable. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code and this Article 10.

B.  Distributions under a Section 409A Award.

(a)  Subject to subsection (b), any shares of Common Stock or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and shall not be distributed earlier than:

(i)  the Holder’s separation from service, as determined by the Secretary of the Treasury;

(ii)  the date the Holder becomes disabled;

(iii)  the Participant’s death;

(iv)  a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral compensation;

(v)  to the extent provided by the Secretary of the Treasury, a change in the ownership or effective control of the Company or a Subsidiary, or in the ownership of a substantial portion of the assets of the Company or a Subsidiary; or

(vi)  the occurrence of an unforeseeable emergency with respect to the Holder.

(b)  In the case of a Holder who is a “specified employee,” the requirement of paragraph (a)(i) shall be met only if the distributions with respect to the Section 409A Award may not be made before the date which is six months after the Holder’s separation from service (or, if earlier, the date of the Holder’s death). For purposes of this subsection (b), a Holder shall be a “specified employee” if such Holder is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock of which is publicly traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.

(c)  The requirement of paragraph (a)(vi) shall be met only if, as determined under Treasury Regulations under Section 409A(a)(2)(B)(ii) of the Code, the amounts distributed with respect to the unforeseeable emergency do not exceed the amounts necessary to satisfy such unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Holder’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

(d)  For purposes of this Section, the terms specified therein shall have the respective meanings ascribed thereto under Section 409A of the Code and the Treasury Regulations thereunder.

C.  Prohibition on Acceleration of Benefits. The time or schedule of any distribution or payment of any shares of Stock or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.

D.  Elections under Section 409A Awards.

(a) Any deferral election provided under or with respect to an Award to any Employee or Consultant, or to the Holder holding a Section 409A Award, shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and, except as otherwise permitted under paragraph (i) or (ii) below, any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.

(i) In the case of the first year in which an Eligible Individual or a Participant holding a Section 409A Award, becomes eligible to participate in the Plan, any such deferral election may be made with respect to services to be performed subsequent to the election with thirty days after the date the Eligible Individual, or the Participant holding a Section 409A Award, becomes eligible to participate in the Plan, as provided under Section 409A(a)(4)(B)(ii) of the Code.

(ii) In the case of any performance-based compensation based on services performed by an Eligible Individual, or the Participant holding a Section 409A Award, over a period of at least twelve months, any such deferral election may be made no later than six months before the end of the period, as provided under Section 409A(a)(4)(B)(iii) of the Code.

(b) In the event that a Section 409A Award permits, under a subsequent election by the Holder holding such Section 409A Award, a delay in a distribution or payment of any shares of Common Stock or other property or amounts under such Section 409A Award, or a change in the form of distribution or payment, such subsequent election shall satisfy the requirements of Section 409A(a)(4)(C) of the Code, and:

(i)  such subsequent election may not take effect until at least twelve months after the date on which the election is made,

(ii)  in the case such subsequent election relates to a distribution or payment not described in Section 10.2(a)(ii), (iii) or (vi), the first payment with respect to such election may be deferred for a period of not less than five years from the date such distribution or payment otherwise would have been made, and

(iii)  in the case such subsequent election relates to a distribution or payment described in Section 10.2(a)(iv), such election may not be made less than twelve months prior to the date of the first scheduled distribution or payment under Section 12.2(a)(iv).

E.  Compliance in Form and Operation. A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.

XI.
ADMINISTRATION

A.  Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

B.  Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

C.  Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

D.   Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company with respect to any such action, determination or interpretation.

E.  Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162(m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 11.5 shall serve in such capacity at the pleasure of the Committee.

XII.
MISCELLANEOUS PROVISIONS

A.  Not Transferable. No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed; provided, however, that the restrictions set forth in the foregoing clause shall not apply to transfers of Non-Qualified Stock Options, Restricted Stock or Stock Appreciation Rights, subject to the consent of the Administrator, by gift of an Option by an Employee to a Permitted Transferee (as defined below) subject to the following terms and conditions: (i) an Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by DRO or by will or the laws of descent and distribution; (ii) any Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and considerations of the Option as applicable to the original holder (other than the ability to further transfer the Option); (iii) the Employee and the Permitted Transferee shall execute any and all documents reasonably requested by the Administrator, including, without limitation, documents to (a) confirm the status of the transferee as a Permitted Transferee, (b) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (c) provide evidence of the transfer; (iv) the shares of Common Stock acquired by a Permitted Transferee through exercise of an Option have not been registered under the Securities Act, or any state securities act and may not be transferred, nor will any assignee or transferee thereof be recognized as an owner of such shares of Common Stock for any purpose, unless a registration statement under the Securities Act and any applicable state securities act with respect to such shares shall then be in effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such shares shall be established to the satisfaction of counsel for the Company. As used in this Section 12.1, “Permitted Transferee” shall mean (i) one or more of the following family members of an Employee: spouse, former spouse, child (whether natural or adopted), stepchild, any other lineal descendant of the Employee, (ii) a trust, partnership or other entity established and existing for the sole benefit of, or under the sole control of, one or more of the above family members of the Employee, or (iii) any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Options.

No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

Unless an Option has been transferred in accordance with this Section 12.1, (i) during the lifetime of the Holder, only he may exercise an Option or other Award (or any portion thereof) granted to him under the Plan unless it has been disposed of pursuant to a DRO, and (ii) after the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

B.   Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 12.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company’s stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 12.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the first to occur of the following events:

a.  The expiration of ten years from the date the Plan is adopted by the Board; or

b.   The expiration of ten years from the date the Plan is approved by the Company’s stockholders under Section 12.4.

The Plan will terminate on July 14, 2015, unless it is terminated sooner by the Administrator pursuant to this Section 12.2.

C.   Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

a.   Subject to Section 12.3 (d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of

(1)  the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

(2)  the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards, and

(3)  the grant or exercise price with respect to any Award.

b.   Subject to Sections 12.3(b)(vii) and 12.3(d), in the event of any transaction or event described in Section 12.3(a) or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(1)  To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(2)  To provide that the Award cannot vest, be exercised or become payable after such event;

(3)  To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or the provisions of such Award;

(4)  To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(5)  To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of, and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(6)  To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock may be terminated, and some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event; and

(7)  Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

c.   Subject to Sections 12.3(d), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

d.   With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

e.  Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for “pooling of interests” accounting treatment and, but for one or more of the provisions of this Plan or any Award Agreement would so qualify, then this Plan and any Award Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Award Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Award Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to “pooling of interests” treatment is required as a condition to the Company’s consummation of such transaction.

f.  The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

D.   Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders previously approved the Performance Criteria.

E.   Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

F.  Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee.

G.  Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment or Termination of Consultancy occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment or Termination of Consultancy for cause.

H.  Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees or Consultants of the Company or any Subsidiary or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

I.  Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

J.  Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

K.  Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

* * * * * * * * * * * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Tegal Corporation as of May 24, 2006.

/s/ CHRISTINE HERGENROTHER Christine Hergenrother Secretary

PROXY/VOTING INSTRUCTION CARD

TEGAL CORPORATION

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF

DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON

JULY 21,2006.

The undersigned hereby appoints Thomas R. Mika with full power of substitution, as proxy, and hereby authorizes him to represent and to vote, as designated below, all shares of common stock of Tegal Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on July 21, 2006, and any and all adjournments or postponements of the Annual Meeting.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

-FOLD AND DETACH HERE -

TEGAL CORPORATION - ANNUAL MEETING, July 21, 2006

YOUR VOTE IN IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-866-395-9276 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

Please mark your votes as indicated in [X] this example

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS

INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE

FIVE NOMINEES LISTED BELOW (PROPOSAL 1), FOR PROPOSAL 2, FOR PROPOSAL 3,

AND FOR PROPOSAL 4

The Board of Directors recommends that you vote FOR

the nominees in Proposal 1, FOR adoption of Proposal 2,

FOR adoption of Proposal 3, and FOR adoption of Proposal 4.

1.Election of Directors: 01 Edward A. Dohring, 02 Jeffrey M. Krauss, 03 Brad Mattson 04 H. Duane Wadsworth and 05 Ralph S. Martin.	FOR [ ]	WITHHOLD ALL [ ]	FOR ALL EXCEPT [ ]

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.
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2. Proposal to approve a series of amendments to our Certificate of Incorporation to effect a reverse stock split of our common stock, whereby each outstanding 8 or 12 shares would be combined into one share and to grant authorization to the Board of Directors to determine, at its discretion, the timing and the actual ratio of the reverse stock split
	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3. Proposal to approve the Eighth Amended and Restated 1998 Equity Participation Plan pursuant to which the plan will be amended to allow for the repricing of issued but unexercised stock options and awards held by employees and consultants.
	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

4. Proposal to ratify the appointment of Moss Adams LLP as our Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2007.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any and all adjournments or postponements of the Annual Meeting.

ANY PREVIOUS PROXY EXECUTED BY THE SIGNED IS HEREBY REVOKED.

Receipt of the notice of the Annual Meeting and the proxy statement is hereby acknowledged.

PLEASE BE SURE TO DATE AND SIGN THIS INSTRUCTION CARD BELOW

Signature of Stockholder  ________________________________________________
Dated  _____________________ , 2006

Note: Please sign exactly as addressed hereon. Joint owners should each sign. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney. Corporations and partnerships should sign in full corporate or partnership name by an authorized officer.

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW.

-FOLD AND DETACH HERE-

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.	By Mail;

2.	By Telephone (using a Touch-Tone Phone); or

3.	By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3:00a.m., July 21, 2006. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone

Call Toll-Free on a Touch-Tone Phone anytime prior to 3:00 a.m., July 21, 2006

1-866-395-9276

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Vote by Internet

Anytime prior to

3:00 a.m., July 21, 2006 go to

https://www.proxyvotenow.com/tgal

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Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

Your vote is important!